                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                     United Companies Financial Corporation
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------

     /X/ Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------
     (3) Filing Party:

- --------------------------------------------------------------------------------
     (4) Date Filed:

- --------------------------------------------------------------------------------

                                    [LOGO]


                    UNITED COMPANIES FINANCIAL CORPORATION
                                P.O. BOX 1591
                            BATON ROUGE, LA 70821

To the Shareholders of
UNITED COMPANIES FINANCIAL CORPORATION

     Enclosed is a Notice of the 1995 Annual Meeting of Shareholders of United Companies Financial Corporation, a Louisiana corporation (the "Company"), and a Proxy and Proxy Statement relating to the Annual Meeting. The Annual Meeting will be held on June 14, 1995, at 9:00 a.m. at One United Plaza, Fifth Floor, 4041 Essen Lane, Baton Rouge, Louisiana. The Proxy Statement describes the matters to be acted upon at the meeting.

     You are urged to sign and return the accompanying Proxy so that you may be sure that your shares will be voted.

                                       Sincerely,

                                       J. TERRELL BROWN
                                       President and Chief Executive Officer

Baton Rouge, Louisiana
May 1, 1995

                        NOTICE OF 1995 ANNUAL MEETING OF
                                SHAREHOLDERS OF
                     UNITED COMPANIES FINANCIAL CORPORATION

TO THE HOLDERS OF THE COMMON STOCK:

     PLEASE TAKE NOTICE that the 1995 Annual Meeting of Shareholders of United Companies Financial Corporation, a Louisiana corporation (the "Company"), will be held at One United Plaza, Fifth Floor, 4041 Essen Lane, Baton Rouge, Louisiana, on June 14, 1995, at 9:00 a.m. to consider and act upon:

        (1) the election of the Board of Directors of eleven members;

        (2) a proposal to amend the Articles of Incorporation of the Company to require the affirmative vote of the holders of no less than 80% of the total voting power of the Company to amend, alter or repeal certain amended provisions of the by-laws of the Company adopted by the Board of Directors on and effective as of January 31, 1995, which amended by-laws:

           (a) authorize the Board of Directors exclusively to fix the number of directors by no less than a 66 2/3% vote and classify the Board of Directors into three classes with staggered terms;

           (b) provide procedures for removal of directors and filling vacancies on the Board of Directors;

           (c) provide advance notice procedures for shareholder nominations and proposals; and

           (d) provide procedures for the calling of a special meeting of the shareholders;

        (3) a proposal to amend the Articles of Incorporation of the Company to:

           (a) provide that no action may be taken by the shareholders except at an annual or special meeting;

           (b) provide that a special meeting of the shareholders may be called by the shareholders only by no less than 66 2/3% of the total voting power of the Company; and

           (c) eliminate the right of a director to vote by proxy;


        (4) a proposal to approve an amendment to the Company's 1993 Stock Incentive Plan to permit restricted stock awards;



        (5) a proposal to approve an amendment to the Company's Management Incentive Plan to permit bonuses payable in Common Stock;


        (6) such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 17, 1995, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        SHERRY E. ANDERSON,
                                        Secretary

Baton Rouge, Louisiana
May 1, 1995

                                   IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE INDICATE YOUR WISHES, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY FOR WHICH A RETURN ENVELOPE IS PROVIDED.

                     UNITED COMPANIES FINANCIAL CORPORATION
                       P. O. BOX 1591 -- 4041 ESSEN LANE
                          BATON ROUGE, LOUISIANA 70821

                                PROXY STATEMENT

     The accompanying Proxy is solicited on behalf of the Board of Directors of United Companies Financial Corporation, a Louisiana corporation (the "Company"), for use at the 1995 Annual Meeting of Shareholders to be held on Wednesday, June 14, 1995, at 9:00 a.m., at One United Plaza, Fifth Floor, 4041 Essen Lane, Baton Rouge, Louisiana, and any postponements or adjournments thereof. This Proxy Statement is being furnished in connection with the 1995 Annual Meeting. The Company anticipates that this Proxy Statement and the accompanying Proxy will be first sent or given to shareholders on approximately May 1, 1995.


     On March 31, 1995, the Company had issued and outstanding and entitled to vote 13,884,949 shares of its $2.00 par value common stock (the "Common Stock"). The Common Stock is the only outstanding class of voting security of the Company and each share is entitled to one vote. There is no cumulative voting. Only shareholders of record at the close of business on April 17, 1995, will be entitled to notice of, and to vote at, this Annual Meeting. Any shareholder giving a Proxy has the power to revoke it at any time before it is exercised by providing written notice of revocation to the Secretary of the Company or by filing a Proxy of a later date with the Secretary of the Company. The holders of a majority of the total shares of Common Stock outstanding on the record date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The shares held by each shareholder who signs and returns the enclosed form of Proxy will be counted for purposes of determining the presence of a quorum at the meeting, whether or not the shareholder abstains on all or any matter to be acted on at the meeting. Abstentions are counted toward the calculation of a quorum. Broker non-votes (which result when a broker holding shares for a beneficial owner has not received voting instructions on certain matters from such beneficial owner) will be counted toward fulfillment of quorum requirements.



     The purpose of the Annual Meeting is to consider and act upon the matters which are listed in the accompanying Notice of Annual Meeting and set forth in this Proxy Statement. The enclosed form of Proxy provides a means for a shareholder to vote for all of the matters listed in the accompanying Notice of Annual Meeting and described in this Proxy Statement. The enclosed form of Proxy also provides a means for a shareholder to vote for all the nominees for director listed thereon or to withhold authority to vote for one or more of such nominees. The Company's by-laws provide that directors are elected by a plurality of the votes cast. Accordingly, the withholding of authority by a shareholder (including broker non-votes) will not be counted in computing a plurality and thus will have no effect on the results of the election of such nominees. The accompanying form of Proxy also provides a means for a shareholder to vote for, against or abstain from voting on each of the other matters to be acted upon at the Annual Meeting. Each Proxy will be voted in accordance with the shareholder's directions.



     The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on Proposals 2 through 5 set forth in the accompanying Notice of Annual Meeting is required for approval of each such Proposal. Approval of any other matters as may properly come before the meeting will also require the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote at the meeting. Abstentions with respect to Proposals 2 through 5 will have the same effect as a vote against these Proposals. With respect to broker non-votes, the shares will not be considered present at the Annual Meeting for the Proposal as to which authority was withheld. Consequently, broker non-votes will not be counted with regard to the Proposal, but they have the effect of reducing the number of affirmative votes required to approve the Proposal, because they reduce the number of shares present or represented from which a majority is calculated.


     Unless the shareholder specifies otherwise, a Proxy in the accompanying form which is properly executed and duly returned will be voted FOR the election of the eleven nominees listed hereinafter as directors for the respective terms as specified herein and FOR Proposals 2 through 5 set forth in the accompanying Notice of Annual Meeting.

     The cost of preparing, assembling, printing and mailing this Proxy Statement, the form of Proxy, and the Notice of 1995 Annual Meeting of Shareholders will be paid by the Company. In addition to solicitation by use of the mails, solicitation of Proxies may also be made personally by certain directors, officers and employees of the Company, and no additional compensation will be paid to such individuals. In addition, the Company has retained Morrow & Co., New York, N.Y., to aid in the solicitation of proxies for a fee of $10,000 plus disbursements. The Company will also supply brokers or persons holding stock in their names or in the names of their nominees with such number of Proxies, proxy material and annual reports as they may require for mailing to beneficial owners, and will reimburse them for their reasonable expenses incurred in connection therewith.

                   SECURITY HOLDINGS OF MANAGEMENT AND OTHERS

     The following table sets forth the amount and percent of shares of Common Stock which, as of March 31, 1995, are deemed under the rules of the Securities and Exchange Commission (the "SEC") to be "beneficially owned" by each director and nominee for director of the Company, by each executive officer of the Company, by all directors, nominees, and executive officers of the Company as a group, and by any person or "group" (as that term is used in the Securities Exchange Act of 1934, as amended) known to the Company as of that date to be a "beneficial owner" of more than 5% of the outstanding shares of Common Stock of the Company:


                                                              AMOUNT AND
                                                               NATURE OF
                                                              BENEFICIAL            PERCENTAGE
          DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS        OWNERSHIP(1)(2)         OF CLASS(3)
    ------------------------------------------------------  ---------------         -----------
    James J. Bailey, III..................................        83,830(4)(5)             --
    General Robert H. Barrow (retired)....................        26,637(4)                --
    J. Terrell Brown......................................       470,306(5)(6)(7)       3.353%
    Richard A. Campbell...................................        86,154(4)                --
    Harris J. Chustz......................................       238,226(5)(6)          1.707%
    Harris J. Chustz, Jr..................................        58,901(5)                --
    W. Roger Clark........................................        74,020(6)(7)             --
    John D. Dienes........................................        45,155(6)(7)             --
    Roy G. Kadair, M.D....................................         4,000                   --
    Robert D. Kilpatrick..................................        31,669(4)                --
    O. Miles Pollard, Jr..................................        32,450(4)                --
    Charles Prosser, M.D..................................       131,567(4)(5)             --
    Dale E. Redman........................................       108,393(6)(7)             --
    Robert B. Thomas, Jr..................................        28,378(6)(7)             --
    William H. Wright, Jr.................................       220,778(4)(5)          1.587%
    All directors, nominees and executive officers as a
      group (15 persons)..................................     1,640,464               11.336%
                          OTHER PERSONS
    ------------------------------------------------------
    United Companies Financial Corporation
      Employee Stock Ownership Plan and Trust
      440 Riverside Mall
      Baton Rouge, LA 70801...............................     2,441,693(8)            17.585%


- ---------------

(1) Under rules promulgated by the SEC, "beneficial ownership" includes having or sharing with others the power to vote or direct the investment of securities. Accordingly, a person having or sharing the power to vote or direct the investment of securities is deemed to "beneficially own" the securities even if he has no right to receive any part of the dividends on or the proceeds from the sale of these securities. Also, because "beneficial ownership" extends to persons, such as co-trustees under a trust, who share power to vote or control the disposition of the securities, the very same securities may be deemed "beneficially owned" by two or more persons shown in the table. Information with respect to "beneficial ownership" shown in the table above is based upon information supplied by the directors, nominees and executive officers of the Company and filings made with the SEC or furnished to the Company by any shareholder.

(2) Includes pro rata shares, where applicable, that have been allocated to an individual's account in the Company's Employee Stock Ownership Plan and Trust (the "ESOP") and in the Company's Employees' Savings Plan and Trust (the "401(k) Plan").

(3)  Less than 1% except as otherwise indicated.

(4) Includes shares which the named holder as of March 31, 1995, was entitled to acquire upon the exercise of options granted (whether or not such options are vested) under the Company's 1993 and 1989 Non-Employee Director Stock Option Plans.

(5)  Includes shares held by family members and controlled affiliates.

(6) Includes shares which the following named holders as of March 31, 1995, were entitled to acquire upon exercise of options granted (whether or not such options are vested) under the Company's stock option plans for employees : Mr. Brown, 131,912; Mr. Chustz, 71,137; Mr. Clark, 56,530; Mr. Dienes, 27,499; Mr. Redman, 73,744; and Mr. Thomas, 22,000; all executive officers as a group (6 persons), 382,822; and all directors, executive officers and senior vice presidents as a group (27 persons), 659,389.

(7) Includes shares of restricted stock awarded to the named holder under a proposed amendment to the Company's 1993 Stock Incentive Plan, which amendment and the related awards are contingent upon shareholder approval at the 1995 Annual Meeting.


(8) Held by Hibernia National Bank as trustee. An ESOP participant exercises voting rights over shares of Common Stock allocated to the participant's account, whether or not vested. Voting rights for any unallocated shares of Common Stock held by the ESOP are voted by the trustee in proportion to the voting of allocated shares by the ESOP participants. At March 31, 1995, there were 542,350 unallocated shares held by the ESOP. The Plan Administrator, a committee composed of five officers and directors of the Company, may, in certain circumstances, direct the trustee to purchase, sell, resell or otherwise dispose of Common Stock.


                             ELECTION OF DIRECTORS

     The number of directors to be elected at the 1995 Annual Meeting to constitute the Board of Directors has been fixed at eleven. In accordance with
Section 4.1 of the by-laws of the Company, as amended by the Board of Directors on and effective as of January 31, 1995, beginning with the 1995 Annual Meeting of Shareholders, the Board of Directors of the Company has divided the Board of Directors into three classes that are equal or nearly equal in number to each other. Section 4.1 of the by-laws provides that the three classes shall have terms expiring at the 1996, 1997 and 1998 Annual Meetings. The three classes and the nominees assigned to each class by the Board are set out below. At each Annual Meeting following the 1995 Annual Meeting, the successors of the class of directors whose term expires shall be elected to hold office for a term expiring at the Annual Meeting held in the third year following the year of their election. Each of the nominees, with the exception of Messrs. Chustz, Jr. and Dienes and Dr. Kadair, is at present a director of the Company. Mr. Chustz and Dr. Prosser are not standing for reelection to the Board. The enclosed form of Proxy confers discretionary authority with respect to the election of directors, but no authority under the Proxy will be exercised to vote for the election of any person as a director, other than the persons named in this Proxy Statement who have been nominated by the present Board of Directors, unless, for some reason not presently known, one or more of such nominees should become unavailable. In such event, it is intended that the Proxy would be voted for a substitute nominee or nominees who would be designated by the Board of Directors prior to the Annual Meeting. In order to be elected a director, a nominee must receive a plurality of the votes cast by the holders of Common Stock. The name and age, principal occupation or employment, and other data regarding each nominee, based on information received from the respective nominees, are set forth below:

NOMINEES TO SERVE UNTIL THE 1998 ANNUAL MEETING

JAMES J. BAILEY, III

     Mr. Bailey, age 53, has served as a director of the Company since 1987. Mr. Bailey is managing partner of Bailey Family Investments and Chairman of Tri-Star Investments, and he is a member of the Board of Directors of First Commerce Corporation, City National Bank of Baton Rouge and St. Mary Bank and Trust, Franklin, Louisiana.

J. TERRELL BROWN

     Mr. Brown, age 55, is President and Chief Executive Officer of the Company and Chief Executive Officer of each of the subsidiaries of the Company. He has served as a director and executive officer since 1972 and was named Chief Executive Officer in 1985. Mr. Brown is also a director of Hibernia Corporation.

RICHARD A. CAMPBELL


     Mr. Campbell, age 63, has served as a director of the Company since 1987. For the past five years, Mr. Campbell has been an independent oil and gas exploration geologist in Lafayette, Louisiana, and has co-invested with Camex Operating Company and/or Camex, Inc. in oil and gas exploration activities.


ROBERT D. KILPATRICK

     Mr. Kilpatrick, age 71, has served as a director of the Company since 1989. Mr. Kilpatrick serves as a director of Kuhlman Corporation and is an advisory director of Boardroom Consultants, Inc. Prior to retirement in 1989, Mr. Kilpatrick served as Chairman of the Board and Chief Executive Officer of CIGNA Corporation and served as a director of CIGNA Corporation until 1994.

NOMINEES TO SERVE UNTIL THE 1997 ANNUAL MEETING

HARRIS J. CHUSTZ, JR.

     Mr. Chustz, age 44, has served as the Manager of Finance and Accounting with Florida Keys Electric Cooperative and has held this position since 1976. Mr. Chustz is the son of the Company's Chairman of the Board, Harris J. Chustz, who is not standing for reelection.

ROY G. KADAIR, M.D.

     Dr. Kadair, age 49, is a practicing physician (Internal Medicine) and has been associated with the Baton Rouge Clinic for over 17 years. He is a director and member of the executive committee of General Health System, and serves on the board of directors of Baton Rouge General Hospital and Gulf South Health Plan.

DALE E. REDMAN

     Mr. Redman, age 47, is Executive Vice-President, Chief Financial Officer and Assistant Secretary of the Company and Vice Chairman of each of the subsidiaries of the Company. Prior to his appointment as Chief Financial Officer and Executive Vice President in 1988, Mr. Redman served as Secretary and Treasurer of the Company. He has served as a director since 1983.

WILLIAM H. WRIGHT, JR.

     Mr. Wright, age 68, has served as a director of the Company since 1972. He serves as Chairman of the Board and Chief Executive Officer of Wright Insurance Agency, Inc. and is a director of City National Bank of Baton Rouge, Louisiana.

NOMINEES TO SERVE UNTIL THE 1996 ANNUAL MEETING

ROBERT H. BARROW, GENERAL (RETIRED)

     General Barrow, age 73, has served as a director of the Company since 1983. He retired as Commandant of the United States Marine Corps in July, 1983. General Barrow is a member of the Board of Advisors, Baton Rouge Region, Premier Bank, National Association.

JOHN D. DIENES


     Mr. Dienes, age 53, serves as Executive Vice President and Chief Operating Officer of the Company and President of United Companies Lending Group, Inc. ("UCLG"), Southern Mortgage Acquisition, Inc., Ginger Mae(R), Inc and UNICOR Mortgage(R), Inc., wholly-owned subsidiaries of the Company. At the time Mr. Dienes joined the Company in February 1994, he had over 30 years of experience in the financial industry. Prior to his employment with the Company, Mr. Dienes served as Executive Vice President and Director of Western Corporate Banking for NationsBank Corporation, Dallas, Texas, his employer since 1988.


O. MILES POLLARD, JR.

     Mr. Pollard, age 57, has served as a director of the Company since 1990. He is engaged in private investments and serves as President of Cadogan Properties, Inc. and Secretary of Randall Management Services, Inc. He is a director of First Commerce Corporation, City National Bank of Baton Rouge and Coca-Cola Bottling Company West, Inc.

     The Board of Directors recommends a vote FOR each of the above nominees for director.

                  BOARD MEETINGS, COMMITTEES AND COMPENSATION

     During the year ended December 31, 1994, six meetings of the Board of Directors were held. Each incumbent director who is a nominee for reelection attended at least 75% of the aggregate of the meetings of the Board of Directors and committees of the Board held during the period for which he was a director or a member of a particular committee. The following Directors presently serve on the Audit Committee: James J. Bailey, III, General Robert H. Barrow, Charles Prosser, M.D. (who is not standing for re-election) and William H. Wright, Jr. The Audit Committee met six times in 1994. The primary functions of the Audit Committee are as follows: to review the scope and timing of the audit and non-audit services to be rendered by the Company's independent accountants; to approve the audit plans of the independent accountants and internal auditors and to review their reports upon completion of their audits; to review the appropriateness of the Company's accounting policies, the adequacy of its financial controls and the reliability of the financial information reported to the public; and to report to the Board of Directors on its activities. The following Directors presently serve on the Compensation Committee: Richard A. Campbell, Robert D. Kilpatrick and O. Miles Pollard, Jr. The Compensation Committee met three times in 1994. The primary functions of the Compensation Committee are as follows: to review and approve, subject to ratification by the Board of Directors, the Chief Executive Officer's compensation; to consult with the Chief Executive Officer and approve compensation for members of senior management; to administer the Company's stock option plans (other than plans in which non-employee directors participate), including approval of all awards thereunder; to approve an annual aggregate amount that may be used for the current year's management incentive plan and to administer such plan; and to report to the Board of Directors on its activities. On January 31, 1995, the Board of Directors established a Nominating Committee to be comprised of non-management directors. The following directors presently serve on the Nominating Committee: James J. Bailey, III, Robert D. Kilpatrick and William H. Wright, Jr. The primary functions of the Nominating Committee are to review the qualifications of candidates for the Company's Board of Directors suggested by Board members, management, shareholders and others, to consider the performance of incumbent directors in determining whether to nominate them for reelection and to recommend to the Board a slate of nominees for election as directors. For information regarding the Company's procedures for the submission of shareholder nominations, see "Proposal 2 -- Part (c) -- Shareholder Nominations and Proposals".

     Directors who are full-time employees of the Company receive no additional compensation for services as a director. Each non-employee director received $1,000 per Board meeting and $500 per Committee meeting attended during 1994. Each Committee Chairman received an annual retainer of $1,000. Each director who is not an employee of the Company also received during 1994 an annual retainer of $4,800, paid in quarterly increments.

     Each director who is not an employee of the Company is entitled to participate in the Company's 1993 Non-Employee Director Stock Option Plan (the "1993 Director Plan"). The 1993 Director Plan provides for the automatic grant of stock options to purchase 4,000 shares of the Company's Common Stock to each non-employee director each year upon his or her election or reelection to the Board of Directors. On July 22, 1993, each non-employee director was awarded an option to purchase 8,800 shares of Common Stock (after an adjustment for a 100% common stock dividend paid on October 18, 1993, and a 10% common stock dividend paid on January 10, 1995) at an exercise price of $12.84 per share (as adjusted). The Company also has another option plan for non-employee directors, the 1989 Non-Employee Director Stock Option Plan (the "1989 Director Plan"). All shares reserved for issuance under the 1989 Director Plan, however, have been awarded pursuant to options. The exercise prices of options awarded under the 1993 and 1989 Director Plans are based upon 100% of the fair market value of the Common Stock on the date of the grants. As of March 31, 1995, options to purchase 171,336 shares of Common Stock at an average exercise price of $13.88 are outstanding under the Company's 1989 and 1993 Director Plans.

     The Company has entered into employment agreements and has authorized and plans to execute change of control contracts with each of its officer-directors as described below under "Employment Agreements and Change of Control Arrangements".

                               EXECUTIVE OFFICERS

     In addition to the individuals nominated for director above who are also executive officers of the Company, the following three individuals presently serve as executive officers of the Company:

HARRIS J. CHUSTZ

     Mr. Chustz, age 79, is Chairman of the Board and of the Executive Committee of the Company. He has served as an executive officer and director of the Company since 1972 and was named Chairman of the Board of the Company in 1986. Mr. Chustz is not standing for reelection to the Board.

W. ROGER CLARK

     Mr. Clark, age 48, serves as Executive Vice President of the Company and President of United Companies Lending Corporation ("UC Lending"), Pelican Mortgage Company, Inc., United Companies Mortgage of Tennessee, Inc., and Adobe, Inc., wholly-owned subsidiaries of the Company. Mr. Clark joined the Company in 1983 and was named Executive Vice President of the Company in 1988 and President of UC Lending in 1990.

ROBERT B. THOMAS, JR.

     Mr. Thomas, age 48, serves as Executive Vice President of the Company and Chairman and President of United Companies Life Insurance Company ("UC Life), a wholly-owned subsidiary of the Company. Mr. Thomas joined UC Life in February of 1993. Prior to his employment with UC Life, Mr. Thomas served as a principal of Lewis and Ellis, Inc., a Dallas, Texas actuarial consulting firm and, through Lewis and Ellis, served as consulting actuary to UC Life for approximately 15 years.

                             EXECUTIVE COMPENSATION

SUMMARY OF EXECUTIVE COMPENSATION

     The following table sets forth certain information on the annual and long-term compensation for the Chief Executive Officer and each of the other four most highly compensated executive officers of the Company for the years ended December 31, 1994, 1993 and 1992.

                           SUMMARY COMPENSATION TABLE



                                                                              LONG TERM
                                                                             COMPENSATION
                                             ANNUAL COMPENSATION             ------------
                                     ------------------------------------       AWARDS
                                                             OTHER ANNUAL    ------------     ALL OTHER
         NAME AND                                  BONUS     COMPENSATION    OPTIONS(3)/     COMPENSATION
    PRINCIPAL POSITION       YEAR    SALARY($)   ($)(1)(5)      ($)(2)         SARS(#)          (4)($)
- ---------------------------  -----   ---------   ---------   ------------    ------------    ------------
J. Terrell Brown             1994    $ 378,304   $ 297,205          --              --         $ 41,240
President and Chief          1993      375,625      76,395          --          55,000           32,114
Executive Officer            1992      373,437      69,677          --              --           43,498

W. Roger Clark               1994      168,702     136,094          --              --           23,164
Executive Vice President     1993      155,269      39,027          --          22,000           12,382
and President, UC Lending    1992      142,188      30,509          --              --            6,473

John D. Dienes               1994      220,864     241,805          --          27,499               --
Executive Vice President     1993           --          --          --              --               --
and Chief Operating          1992           --          --          --              --               --
Officer and President, UCLG

Dale E. Redman               1994      236,014     189,131          --              --           23,711
Executive Vice President     1993      218,333      55,793          --          22,000           14,218
and Chief Financial Officer  1992      182,167      39,381          --              --           13,403

Robert B. Thomas, Jr.        1994      209,366     168,116          --              --           21,882
Executive Vice President     1993      175,269      49,732          --          22,000               --
and Chairman and             1992           --          --          --              --               --
President, UC Life


- ---------------

(1) Amounts awarded under the Company's Management Incentive Plan for the respective fiscal years, even if deferred. Included in the amounts awarded to J. Terrell Brown in 1994, 1993 and 1992 were $16,729, $16,998 and
    $17,134, respectively, which were deferred pursuant to an unfunded salary deferral agreement entered into between the Company and Mr. Brown in 1989. The aggregate amount payable by the Company to Mr. Brown at March 31, 1995 was $119,461.

(2) No personal benefits, which are non-cash compensation, are disclosed in the "Other Annual Compensation" column since they did not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus for any of the named executive officers.

(3) Represents options granted under the Company's stock option plans for employees after giving effect to stock dividends. All options have been granted at an exercise price equal to 100% of the fair market value of the Common Stock on the date of the grant. For additional information regarding options granted during the last fiscal year, see "Option Grants in Last Fiscal Year," and for information regarding current holdings of options, see "Options Exercised and Year-End Values of Unexercised Options".

(4) Amounts reported include amounts contributed or accrued for 1994, 1993 and 1992 for the named officers under the Company's Employee Stock Ownership Plan ("ESOP") and Employees' Savings Plan and Trust. Amounts for J. Terrell Brown for 1994, 1993 and 1992 also include $16,998, $17,134 and $17,259 respectively, in loans to Mr. Brown for payment of a portion of the premium on a life insurance policy. The loans were made without interest and are secured by an assignment of the policy. See "Transactions with Management and Others."

(5) Includes $41,667 paid to Mr. Dienes in the form of a bonus upon commencement of his employment with the Company.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information regarding the options granted during the year ended December 31, 1994 to the Chief Executive Officer and the other four most highly compensated executive officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                         POTENTIAL
                                             INDIVIDUAL GRANTS                      REALIZABLE VALUE AT
                             --------------------------------------------------    ASSUMED ANNUAL RATES
                             NUMBER OF     % OF TOTAL                                       OF
                             SECURITIES     OPTIONS                                     STOCK PRICE
                             UNDERLYING    GRANTED TO                                  APPRECIATION
                              OPTIONS      EMPLOYEES     EXERCISE                     FOR OPTION TERM
                              GRANTED      IN FISCAL      PRICE      EXPIRATION    ---------------------
           NAME                (#)(1)         YEAR        ($/SH)        DATE          5%          10%
- ---------------------------  ----------    ----------    --------    ----------    --------    ---------
John D. Dienes.............    27,499          70%       $36.8182     2/24/2004    $636,733    $1,613,606

- ---------------

(1) The options granted to the named executive were awarded under the Company's 1993 Stock Incentive Plan (the "1993 Plan"). The options granted under the 1993 Plan are not exercisable, except in limited circumstances, until three years have elapsed from the date such options are granted. The exercise price of the options, which can be no less than 100% of the fair market value of a share of Common Stock on the date of grant, has been adjusted to reflect a 10% stock dividend paid by the Company on January 10, 1995. The number of shares underlying the above options have also been adjusted to reflect such stock dividend. The options will expire ten years from the date of grant.

OPTIONS EXERCISED AND YEAR-END VALUES OF UNEXERCISED OPTIONS

     The following table sets forth information, as of December 31, 1994, regarding the number of shares received and the value realized upon exercise of stock options, and the number and value of exercisable and unexercisable options to purchase Common Stock of the Company held by the Company's Chief Executive Officer and the other four most highly compensated executive officers.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END 1994 OPTION VALUES

                                                                                                VALUE OF
                                                                  NUMBER OF                    UNEXERCISED
                                                                 UNEXERCISED                  IN-THE-MONEY
                               SHARES                            OPTIONS AT                 OPTIONS AT FISCAL
                              ACQUIRED                       FISCAL YEAR-END(#)           YEAR-END($)(1)(2)(3)
                                 ON           VALUE      ---------------------------   ---------------------------
           NAME              EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- ---------------------------  -----------   -----------   -----------   -------------   -----------   -------------
J. Terrell Brown...........         --             --       76,912         55,000       $1,563,927     $ 785,626
W. Roger Clark.............     10,120      $ 247,700       34,530         22,000          705,500       314,250
John D. Dienes.............         --             --           --         27,499               --            --
Dale E. Redman.............     11,000        341,182       51,744         22,000        1,057,126       314,250
Robert B. Thomas, Jr.......         --             --           --         22,000               --       364,875

- ---------------

(1) All options were awarded at the fair market value of the shares of Common Stock on the date of the grant.

(2) Values in each column are based on the closing price, as reported on the National Association of Securities Dealers Quotations National Stock Market ("NASDAQ NSM"), of the Company's Common Stock on December 31, 1994 ($27.125).

(3) The exercise prices of the reported options range from $5.53 to $36.8182 per share (as adjusted for stock dividends) with a weighted average exercise price of $11.60.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee of the Board of Directors during 1994 were Richard A. Campbell, Robert D. Kilpatrick and O. Miles Pollard, Jr. No member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries during 1994. No executive officer of the Company served during 1994 as a director or as a member of the compensation committee of another entity, one of whose executive officers served as a director or on the Compensation Committee of the Company.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

GENERAL

     The Compensation Committee ("the Committee") of the Company's Board of Directors has furnished the following report on executive compensation in accordance with the rules and regulations of the Securities and Exchange Commission. This report outlines the duties of the Committee with respect to executive compensation, the components of the Company's executive officer compensation program and the basis on which the 1994 compensation was determined for the executive officers of the Company, with particular detail given to the Company's Chief Executive Officer's 1994 compensation.

     During 1994, the Committee was comprised of the following Board members, each of whom were outside directors of the Company: Richard A. Campbell, Chairman, Robert D. Kilpatrick, and O. Miles Pollard, Jr.

     Duties of the Committee include establishing the compensation program for the Chief Executive Officer, consulting with the Chief Executive Officer and approving compensation for other executive officers, administering the Management Incentive Plan and approving the annual amount to be distributed as bonuses thereunder, and administering the Company's stock option plans for employees. In performing the duties described above, the Committee observes the following guidelines: (i) to provide a competitive compensation program that enables the Company to attract, retain and motivate a high-quality executive management team focused on enhancing shareholder value; (ii) to coordinate compensation programs with the Company's annual and long-term objectives and strategies; and (iii) to provide compensation opportunities that are based on the performance of the Company.

     The Committee's philosophy on executive compensation is to link compensation to the value and level of performance of the executive. To achieve this, various pay delivery systems comprise the Company's compensation program for executive officers and key employees. The principal components of the Company's compensation program are salary and incentive compensation, which includes cash bonuses and equity-based incentives (stock options and, commencing in 1995, contingent upon shareholder approval, the award of "restricted" stock). The compensation decisions of the Committee relative to the Company's executive officers and key employees are described below as to each of the foregoing components.

COMPENSATION OF EXECUTIVE OFFICERS GENERALLY

     Salary. The salary levels of the Company's executive officers are reviewed by the Committee annually. In determining appropriate base-salary levels, the Committee considers such factors as duties and responsibilities inherent in the position in question, initiative, performance, tenure and pay practices for executives of other companies in the financial services industry, as well as business conditions generally prevailing in the mortgage and insurance industries.

     Cash Bonuses. Annual awards are made to executives and key employees of cash compensation pursuant to the Company's Management Incentive Plan. The cash bonuses are based upon the attainment by the Company of financial objectives based on return on equity during the prior year. Awards are made from a bonus pool determined as a percentage of the Company's prior year net income as specified by the Committee; however, funding of the bonus pool is capped at 10% of after tax net income. Plan participants are assigned to one of five eligibility levels based on the participant's contribution to and impact upon the success of the Company. Bonuses are not paid unless a specified threshold level of financial performance is achieved by the Company, which is presently set at a minimum of a 10% return on equity. Accordingly, compensation of executive officers and key employees is generally higher during years in which Company performance meets or exceeds the specified goals. Net income for the year ended December 31, 1994, totaled $49.5 million compared to $11.6 million during 1993. As a result, total cash bonuses paid to 102 individuals participating in the incentive plan during 1994 was approximately $2.6 million compared to cash bonuses of approximately $.5 million paid to 84 individuals participating in the plan during 1993. In administering the Management Incentive Plan for 1994 and approving the annual amount to be distributed as bonuses thereunder, the Committee decided that the bonuses based on 1994 net income of the Company paid to the members of the executive management committee would be fifty percent of the amount otherwise payable to them thereunder.

     Equity-Based Incentives. The Company maintains stock option plans to provide officers, supervisory personnel, other key employees and consultants with additional incentive to promote the financial success of the Company as reflected in increased value of the Company's Common Stock. Options granted under the Company's 1993 Stock Incentive Plan for employees have generally been long-term (10 years) and vest three years after the date of grant. With such features, the Company considers stock options as a way of aligning the interests of management with the long-term interests of the Company's shareholders and inducing such executives to remain with the Company on a long-term basis. During 1994, options to purchase 27,499 shares (as adjusted for the 10% common stock dividend paid January 10, 1995) of the Company's Common Stock were awarded to John D. Dienes in connection with his joining the Company as Executive Vice President and Chief Operating Officer. The exercise price of the options awarded to Mr. Dienes is $36.8182, the fair market value of the shares of Common Stock on the date of grant (as adjusted for stock dividends). No other executive officers named in the Summary Compensation Table were awarded stock options during 1994. As of December 31, 1994, options to purchase in the aggregate 678,387 shares of the Company's Common Stock were held by 347 employees under the Company's stock option plans for employees. Included in this amount as of December 31, 1994, were options to purchase 311,685 shares of the Company's Common Stock at an average exercise price of $11.60 held by the executive officers named in the Summary Compensation Table. The Committee has recommended an amendment to the Company's 1993 Stock Incentive Plan to provide for the award of restricted stock under such plan. The Board of Directors has approved the amendment and it is being submitted for shareholder approval at the 1995 Annual Meeting. On February 23, 1995, the Committee made the following awards of restricted stock under the 1993 Stock Incentive Plan to the Chief Executive Officer and other executive officers, subject to the approval of the plan amendment by the shareholders: Mr. Brown, 9,500 shares, Mr. Redman, 6,500 shares; Mr. Dienes, 6,500 shares; Mr. Clark, 5,000 shares; and Mr. Thomas, 5,000 shares. Each of the awards to the foregoing executives vest in 50% increments on February 23, 1996, and February 23, 1997, respectively, if (i) the executive is still in the employ of the Company on each date and (ii) the Company reaches certain performance levels established by the Committee pursuant to the proposed amendment to the 1993 Stock Incentive Plan.

     The Committee has also recommended and the Board of Directors has approved an amendment to the Management Incentive Plan to allow a participant to elect to receive all or part of the cash bonus otherwise to be awarded thereunder in shares of Common Stock. This amendment is also being submitted for shareholder approval at the 1995 Annual Meeting. The Company considers this amendment as well as the amendment to the Company's 1993 Stock Incentive Plan as additional means of (i) providing compensation through equity-based incentives; and (ii) linking the interests of management with the long-term interests of the Company and its shareholders.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     In establishing the compensation for Mr. Brown, the Committee observes the same guidelines as set forth for executive officers generally. No specific weighting is assigned to these guidelines, or factors, in determining the Chief Executive Officer's compensation. During 1994, the base salary of Mr. Brown remained substantially the same as the previous year as Mr. Brown waived the guaranteed increase in base salary under his employment contract with the Company, which is discussed in greater detail below. The increase in total compensation of Mr. Brown for 1994 resulted from his participation in the Management Incentive Plan, which is based upon the performance of the Company as discussed above.

POLICY WITH RESPECT TO QUALIFYING COMPENSATION FOR DEDUCTIBILITY

     Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deduction allowable to the Company for compensation paid to the Chief Executive Officer and each of the four other most highly compensated executive officers to $1 million. Qualified performance-based compensation is excluded from this limitation if certain requirements are met. The Company's policy is generally to preserve the Federal income tax deductibility of compensation paid, to the extent feasible. The Committee believes that awards under the Company's Management Incentive Plan and its awards of options made under stock option plans for employees will qualify as performance-based compensation and thereby be excluded from the $1 million limitation. Notwithstanding the Company's policy to preserve the Federal income tax deductibility of compensation payments, under certain circumstances, the Committee, in its discretion, may authorize payments, such as salary, bonuses or otherwise that may cause an executive officer's income to exceed the deductible limits.

                                            Richard A. Campbell, Chairman
                                            Robert D. Kilpatrick
                                            O. Miles Pollard, Jr.

            EMPLOYMENT AGREEMENTS AND CHANGE OF CONTROL ARRANGEMENTS

     The Company has employment contracts with key management employees, including Messrs. Brown, Dienes and Redman. The term of the contracts with Messrs. Brown and Redman extends to June 1, 1997, and with Mr. Dienes to February, 1996, and each contract generally requires payment of a minimum base salary with guaranteed annual increases for the term of the contract.

     The Company also has in effect deferred compensation agreements with Messrs. Brown and Redman pursuant to which, upon retirement at or after age 55, the employee will receive deferred compensation payments in monthly payments for 10 years. The deferred compensation amount increases based on the number of years of service after age 55, with a cap at age 70. For Messrs. Brown and Redman, should they elect to exercise this agreement at age 55, they will receive $35,000 per annum for the 10 year period. Should they wait until age 65 to exercise this agreement, they will receive $200,000 and $135,000 per annum, respectively, for the 10 year period. The Company has purchased life insurance on the lives of Messrs. Brown and Redman to fund its obligations under these deferred compensation agreements. Under a separate split dollar agreement, the beneficiaries of Messrs. Brown and Redman will receive a death benefit equal to the policy value, $1,365,000 and $1,120,000, respectively, minus the lesser of the cash value of the policy or premiums paid and any policy indebtedness to the insurer. Under an additional unfunded salary deferral agreement entered into in 1989, a specified amount of compensation otherwise payable to Mr. Brown is credited to an account to be paid to Mr. Brown or beneficiaries designated by him on the earlier of Mr. Brown's death or termination of employment. During 1994, Mr. Brown's compensation, as reflected in the Bonus section of the Summary Compensation Table, includes $16,729 which was deferred pursuant to this agreement.

     In addition, the Company has supplemental retirement agreements with Messrs. Clark, Dienes and Thomas pursuant to which, upon retirement, the employee will receive monthly payments for 15 years. The annual amounts payable under such agreements are as follows: Mr. Clark, $60,000; Mr. Dienes, $84,000; and Mr. Thomas $60,000. The Company has purchased life insurance on the lives of Messrs. Clark, Dienes and Thomas to fund its obligations under these agreements.

     Although not the purpose of these employment, deferred compensation and supplemental retirement agreements, a possible effect of such contracts may be to discourage or deter a potential tender offer for the Company.

     The Company has authorized and plans to execute during 1995 change of control contracts with Messrs. Brown, Dienes and Redman. The contracts will provide, in general, that each executive will be entitled to a lump sum payment of two years salary and bonus plus the continuation of certain benefits if the executive is terminated without cause or his duties or responsibilities are diminished within 24 months after a change of control of the Company. The Company believes that these contracts are important in retaining qualified management through a transition in ownership, if a change were to occur, by providing such executives with a certain comfort level during such transition so that they can focus on what is in the best interests of the shareholders rather than on their position with the Company.

                            STOCK PERFORMANCE GRAPH

     The following line graph provides a comparison of the total shareholder return on the Company's Common Stock with the return of the NASDAQ Index for U.S. Companies and the NASDAQ Index of Financial Stocks for the period commencing January 1, 1990 and ending December 31, 1994. All amounts have been calculated as if all dividends were reinvested.

                       COMPARISON OF FIVE YEAR CUMULATIVE
              TOTAL RETURN OF THE COMPANY, NASDAQ (U.S. COMPANIES)
                          AND NASDAQ FINANCIAL STOCKS

                                   [GRAPH]

                                  UNITED COM-                    NASDAQ STOCK
                                 PANIES FINAN-   NASDAQ STOCK       MARKET
      MEASUREMENT PERIOD             CIAL        MARKET (U.S.      FINANCIAL
    (FISCAL YEAR COVERED)         CORPORATION     COMPANIES)        STOCKS
    ---------------------        -------------   ------------    ------------
1989                                     100.0           100.0           100.0
1990                                      92.9            84.9            76.6
1991                                     135.8           136.3           118.6
1992                                     120.1           158.6           169.5
1993                                     539.5           180.9           197.0
1994                                     412.0           176.9           197.6

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

     The Company and its subsidiaries have, from time to time, made loans to certain of its executive officers and directors and/or to entities in which such persons have a material interest. Each of these loans is secured by a first mortgage on the residence, and/or commercial or other real estate. There were no such loans outstanding during 1994 nor through March 31, 1995.

     Since 1989, the Company has made loans to Mr. Brown without interest, secured by an assignment of a life insurance policy owned by Mr. Brown. The loans were incurred to pay a portion of the premium on the assigned life insurance policy. The Company has agreed to make annual loans of comparable amounts for payment of a portion of these insurance premiums through the earlier of the date of termination of Mr. Brown's employment or 2004. As of March 31, 1995, the aggregate amount owed by Mr. Brown on such loans was $119,461.

     In the ordinary course of business, the Company and its subsidiaries have purchased liability, worker's compensation, fidelity bond and various property and other insurance coverage from the Wright Insurance Agency, Inc., of which Mr. Wright is the majority owner. Premiums paid by the Company and its subsidiaries for this insurance coverage were approximately $1.7 million for the year ended December 31, 1994. The Company and its subsidiaries expect to purchase additional insurance coverage in the future from the Wright Insurance Agency, Inc. The Company believes that the premiums paid to the Wright Insurance Agency, Inc. for the above-described coverage are comparable to those premiums that would be charged by an unaffiliated third party for insurance of similar coverage.

     At December 31, 1994, the Company had loans to the ESOP with an aggregate principal balance outstanding of $4.3 million. The loans are to be repaid with interest at rates which range from 7.85% to 9.5% per annum. The proceeds of the loans were used by the ESOP for purchases of the Company's Common Stock.

                INTRODUCTION TO PROPOSALS 2 AND 3 -- AMENDMENTS
                   TO THE COMPANY'S ARTICLES OF INCORPORATION

     Proposal 2 is a single amendment to the Company's Articles of Incorporation that would require the affirmative vote of the holders of no less than 80% of the total voting power of the Company to alter, amend or repeal the following amendments to the Company's by-laws that were adopted by the Board of Directors on January 31, 1995, are in effect, and are being submitted to the shareholders solely to make it more difficult for shareholders to change them. The amendments, which are described in greater detail below: (1) authorize the Board of Directors exclusively to fix the number of directors by no less than a 66 2/3% vote and classify the Board into three classes with staggered terms; (2) provide procedures for the removal of directors and for filling vacancies on the Board; (3) provide advance notice procedures for shareholder nominations and proposals; and (4) provide procedures for the calling of a special meeting of the shareholders.

     Proposal 3 describes other amendments to the Company's Articles of Incorporation adopted by the Board of Directors, and which are being submitted to the shareholders for approval: (a) to provide that no action may be taken by the shareholders except at an annual or special meeting; (b) to provide that a special meeting of the shareholders may be called only by a written request signed by the holders of no less than 66 2/3% of the total voting power of the Company; (c) to provide that amendments (a) and (b) may not be amended, altered or repealed except by the affirmative vote of the holders of no less than 80% of the total voting power of the Company; and (d) to eliminate the right of a director absent from a meeting of the Board or any committee thereof to give a proxy to another director or to a shareholder. These amendments to the Articles of Incorporation are not presently in effect and will become effective only if approved by the shareholders.

     The proposed amendments to the Articles of Incorporation of the Company embodied in Proposals 2 and 3 are set forth in their entirety in Exhibit "A" attached to this proxy statement. Any discussion herein of the proposed amendments is qualified in its entirety by the full text of the amendments set forth in Exhibit "A". The Board of Directors has unanimously adopted the aforedescribed amendments to the Company's Articles of Incorporation, has determined that such amendments are advisable and has unanimously voted to recommend them to the Company's shareholders for approval.

     Taken together, the amendments to the Articles of Incorporation and by-laws of the Company (which amendments, under the proposed amendment to the Articles, may not be amended, altered or repealed without the 80% shareholder vote) will make more difficult, and thus may discourage any attempt, to gain control of the Company through a proxy contest or through the acquisition of the Company's Common Stock, and as a result, will tend to perpetuate the control of present management. The 80% voting requirements in certain provisions of the amendments contained in Proposals 2 and 3 could allow the holders of just over 20% of the total voting power of the Company to defeat proposed actions that might be supported by persons holding a majority of the total voting power of the Company. As set forth under "Security Holdings of Management and Others", the present directors and executive officers of the Company are the beneficial owners of 10.893% of the outstanding shares of Common Stock. In the opinion of the Board, there has been a trend towards the accumulation of substantial stock positions in public companies as a prelude to proposing a takeover or a significant corporate restructuring. Such "tactics" are frequently implemented without any advance notice to or consultation with the company's board of directors, and frequently involve attempts by minority shareholders to gain representation on or control of the company's board without the incumbent directors being given an opportunity to determine whether the interests of such minority shareholders coincide with the shareholders as a group.

     Although the Board is not aware of any attempt to gain control of the Company or representation on the Board through accumulation of shares or otherwise, the Board believes that efforts by a purchaser of a significant number of shares of the Company's Common Stock to acquire control of the Board could adversely affect the Board's ability to protect the interests of the Company and its other shareholders by negotiating with such a purchaser, evaluating such purchaser's plans for the Company or considering alternatives to such purchaser's proposals.

     Takeovers or changes in management of the Company which are proposed and effected without prior consultation and negotiation with the Company's Board of Directors are not necessarily detrimental to the interests of shareholders, and, to the extent the proposed amendments discourage a prospective purchaser from acquiring a significant interest in the Company's Common Stock with a view toward acquiring control, the amendments could deprive shareholders of an opportunity to sell their shares at a premium over the prevailing market price. The Board believes, however, that the amendments described below are in the best interests of the shareholders because they will encourage any party interested in pursuing such an attempt to negotiate with the Board, and will provide additional time and flexibility to respond to any proposal to gain control of the Company, and that such benefits outweigh any potential disadvantages to shareholders. Presently the Company's Board of Directors has no intention of proposing additional anti-takeover measures in future proxy solicitations.


     The Company's Articles of Incorporation presently contain provisions that have intended "anti-takeover" effects. Article VII of the Articles of Incorporation includes certain provisions (the "Special Vote Provisions") that require the affirmative vote of 80% of the outstanding shares of the Company's voting stock before the Company may enter into (i) a merger or consolidation with any other corporation, (ii) a sale or lease of substantially all of the assets of the Company to any other corporation, person or entity, or (iii) a sale or lease to the Company by any other corporation, person or entity of assets having a value in excess of $1 million in exchange for voting stock of the Company if, in each case, such other corporation, person or entity, directly or indirectly owns or controls 10% or more of the Company's voting stock prior to any such transaction. The Special Vote Provisions apply only to the above described transactions which do not receive prior approval of the Board of Directors. Article VII of the Articles of Incorporation also contain certain provisions (the "Takeover Consideration Provisions") authorizing the Board of Directors, in evaluating an offer from a third party to merge with or acquire the shares or assets of the Company, to give due consideration to certain factors not directly related either to the price per share offered for or the then market price of the Company's Common Stock. The Special Vote and Takeover Consideration Provisions may be altered only by the affirmative vote of 80% of the outstanding shares of the Company's voting stock.


     On July 27, 1994, the Board of Directors of the Company redeemed all rights reserved under the Company's rights plan adopted in February 1989, adopted a new Rights Plan (the "Rights Plan"), declared a dividend of one preferred stock purchase right (a "Right") on August 6, 1994, and authorized the issuance of one Right for each outstanding share of Common Stock issued after August 6, 1994, before the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date (as each term is defined in the Rights Plan). The Rights have "anti-takeover" effects since, among other things, the Rights will cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Board of Directors, except pursuant to an offer conditioned on a substantial number of Rights being acquired.

     As a Louisiana corporation, the Company is subject to the provisions of the Louisiana Business Corporation Law (the "LBCL"), which contains "fair price" and "control share acquisition" provisions. Each of these provisions imposes significant restrictions on the ability of an acquiror of a large block of voting stock of a Louisiana corporation to exercise control over the corporation. The "fair price" provisions are designed to restrict the ability of a Louisiana corporation to enter into mergers or other extraordinary corporate transactions with certain shareholders. These provisions require that certain business combinations between a Louisiana corporation and "interested shareholders" must be approved by (i) the corporation's board of directors, (ii) the affirmative vote of at least 80% of the voting stock of the corporation, and
(iii) the affirmative vote of two-thirds of the voting stock of the corporation (excluding stock held by the interested shareholders), unless the business combination satisfies certain "fair price" tests regarding the payments to be made to shareholders and meets certain other procedural requirements. The "control share acquisition" provisions of the LBCL provide, generally, that persons who, after May 4, 1987, acquire stock that would normally entitle them to exercise 20% or more of the voting power of the corporation will not be able to vote the shares acquired by them in excess of 20% of such voting power unless their ability to vote is reinstated by the shareholders of the corporation at a meeting held after the acquiring person requests such a vote.

     The Company also has two wholly-owned subsidiaries that are Louisiana chartered insurance companies, United Companies Life Insurance Company and United General Title Insurance Company. Ownership of these two subsidiaries can, under applicable Louisiana law, delay or impede a change of control of the Company. Section 731 of the Louisiana Insurance Code provides that a Louisiana insurer may merge or consolidate with or acquire control of another insurer, or a person may acquire control of a Louisiana insurance company, only if the plan of merger or consolidation or acquisition of control is submitted to or receives advance approval from the Louisiana Commissioner of Insurance after a public hearing thereon. Louisiana's Insurance Holding Company System Regulatory Law, constituting Part XXI-A of the Louisiana Insurance Code, requires the filing of periodic registration statements by the Company with the Louisiana Commissioner of Insurance and regulates transactions among members of an insurance holding company system such as that of the Company. Any change of control (10% or more of voting securities is presumed to constitute control for purposes of this legislation) requires notification to, hearing before and approval of the Louisiana Commissioner of Insurance.


     While the foregoing summarizes several anti-takeover measures previously adopted by the Company and certain provisions of Louisiana law that would give the Company some anti-takeover protection, the Board of Directors does not believe that the Company's previously adopted anti-takeover measures and such legislation alone is sufficient to protect the interests of the Company's shareholders as a whole. Specifically, the Board believes that, notwithstanding its existing anti-takeover protection, the Company is still vulnerable to a takeover bidder that utilizes a proxy contest or other effort to seize control of the Company's Board of Directors and that does not trigger the Rights Plan or any other anti-takeover provisions. As a result, the Board of Directors is recommending several additional anti-takeover measures for approval of the shareholders that it believes are in the best interests of the Company and its shareholders.


       PROPOSAL 2 -- AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION
         TO REQUIRE A SUPER MAJORITY VOTE OF THE SHAREHOLDERS TO AMEND, ALTER OR REPEAL CERTAIN EXISTING PROVISIONS OF THE COMPANY'S BY-LAWS.

     Proposal 2 has four parts: (a) Staggered Board and Number of Directors; (b) Removal of Directors and Filling Vacancies; (c) Shareholder Nominations and Proposals; and (d) Right to Call Special Shareholders' Meeting. Shareholders may vote for, against or abstain from voting with respect to each of the four parts of Proposal 2, and need not vote or abstain consistently with respect to such parts.

     Proposal 2 is a single amendment (the "Super Majority Vote Amendment") to the Articles of Incorporation that would require an affirmative vote of the holders of no less than 80% of the total voting power of all shares of the Company entitled to vote generally in the election of directors, voting together as a single class (the "Super Majority Vote"), to amend, alter, change, waive or repeal, directly or indirectly, or to adopt any provision inconsistent with, certain amendments to the Company's by-laws that were adopted by the Board of Directors on and effective as of January 31, 1995. The amendments to the Company's by-laws to which the Super Majority Vote Amendment relates are discussed in greater detail below, but such discussion of the amendments is qualified in its entirety by the text of each of the provisions of the by-laws which are attached hereto as Exhibit "B". The amendments to the Company's by-laws will continue in effect even if the Super Majority Vote Amendment is not approved by the shareholders of the Company.

PART (A) -- STAGGERED BOARD AND NUMBER OF DIRECTORS

  General

     The proposal would require a Super Majority Vote to amend, alter or repeal
Section 4.1 of the Company's by-laws. Section 4.1 provides, in part, that the number of directors of the Company shall be fixed exclusively from time to time by resolution duly adopted by a vote of no less than 66 2/3% of the entire Board of Directors. The number of directors nominated for election at the 1995 Annual Meeting has been fixed by the Board of

Directors at eleven. For more information regarding the nominees for election to the Board of Directors at the 1995 Annual Meeting, see "Election of Directors".
Section 4.1 also provides that, beginning with the 1995 Annual Meeting of Shareholders, the directors shall be divided into three classes, as nearly equal in number as possible, with each class initially elected at the 1995 Annual Meeting to serve terms of one, two and three years, respectively, with each director being assigned to one of the three classes as provided by the Board. Thus, directors elected at the 1995 Annual Meeting in the first class will hold office until the 1996 Annual Meeting; those in the second class will hold office until the 1997 Annual Meeting; and those in the third class will hold office until the 1998 Annual Meeting; or, in each case, the directors will serve until their successors are duly elected and qualified. For more information regarding which class the nominees for directors at the 1995 Annual Meeting have been assigned, see "Election of Directors". At each Annual Meeting commencing with the 1996 Annual Meeting, directors elected to succeed those in the class whose terms then expire will be elected to three-year terms, so that the terms of one class of directors will expire each year at the Annual Meeting of Shareholders. Thus, after 1995, shareholders will elect only one-third of the directors at each Annual Meeting. Finally, the staggered board provision will apply to every election of directors, whether or not a change in control of the Company has occurred or if the holders of a majority of the voting power of the Company desire to change the Board. Under the present provisions of the Articles and the LBCL, the shareholders, by majority vote of the shares present in person or by proxy at a duly called shareholders' meeting (which requires a quorum of a majority of the total shares of Common Stock outstanding), could amend, alter or repeal Section 4.1 of the by-laws.


  Advantages


     A Board of Directors fixed as set forth above with staggered terms would facilitate continuity and stability of leadership and policy by assuring that experienced personnel familiar with the Company and its business will be on the Company's Board of Directors at all times. Although the Company has historically had no problems with continuity or stability of its leadership and policy, a fixed board with staggered terms would prevent precipitous changes in the composition of the Company's Board of Directors and the manner of its election and, thereby, would make it more difficult to effect changes in the Company's policies, business strategies and operations that management of the Company believes are not in the best interests of the Company and its shareholders. The proposal, by requiring a Super-Majority Vote, precludes a potential acquiror from amending the Company's by-laws in order to increase the size of the Board and then attempt to fill those vacancies in an effort to acquire control of the Company.


     A staggered board is a way, like the Company's Rights Plan, to encourage persons seeking to acquire control of the Company to initiate such an acquisition through arm's-length negotiations with the management and Board of Directors of the Company, who would then be in a position to negotiate a transaction that is fair and in the best interests of all shareholders. A staggered Board of Directors will require at least two Annual Meetings of Shareholders, instead of one, for shareholders to effect a change in the majority of the Company's Board of Directors (assuming that the shareholders approve the Super Majority Vote Amendment as it relates to the existing by-law provision regarding removal of directors discussed below in part (b)). Under the provisions of the Company's by-laws prior to the Board amendments, a change in the majority of the Board could have been effected at one shareholders' meeting. Although staggered board provisions are not designed to be, and are not, effective against an any-and-all cash tender offer, staggered board provisions have provided boards of directors with additional leverage to negotiate protections for corporate constituencies even after a takeover bidder has acquired a majority of their company's stock.

  Disadvantages


     A fixed board with staggered terms will make it more difficult for shareholders to change the composition of the Company's Board of Directors even if the shareholders believe such a change would be desirable. As a result, it will be more difficult to effect changes in the Company's policies, business strategies and operations, even if the shareholders believe that such changes are in their best interests and those of the Company. In addition, because of the additional time required to change control of the Board, the amendment would tend to perpetuate incumbent directors, even if they were not adequately fulfilling their duties. Since the proposed amendment would increase the amount of time required for a takeover bidder to obtain control of the Company without the cooperation of the Company's Board of Directors, even if the takeover bidder were to acquire a majority of the Company's outstanding Common Stock, the presence of a staggered board provision might, like the Rights Plan, tend to discourage certain types of tender offers, perhaps including some tender offers that shareholders might feel would be in their best interests. As a result, shareholders may be deprived of opportunities to sell some or all of their shares in a tender offer for control, which usually involves a purchase price that is higher than the current market price and often involves a bidding contest between competing takeover bidders. A fixed board with staggered terms could also discourage open market purchases by a potential takeover bidder, which could temporarily increase the market price of the Company's Common Stock and thereby enable shareholders to sell their shares at a price higher than that which would otherwise have prevailed. In addition, a fixed board with staggered terms could decrease the market price of the Company's Common Stock by making it less attractive to persons who invest in securities in anticipation of an increase in price if a takeover attempt develops.

PART (B) -- REMOVAL OF DIRECTORS AND FILLING VACANCIES

  General


     Sections 4.16 and 4.13, respectively, of the by-laws of the Company, provide that (i) any director or directors may be removed from office only by a Super Majority Vote and (ii) any vacancy resulting in the Board of Directors shall be exclusively filled by a vote of no less than 66 2/3% of the remaining directors. Any director appointed by the remaining Board of Directors pursuant to Section 4.13 of the Company's by-laws shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified. Under the present Articles and the LBCL, the shareholders, by a majority vote of the shares present in person or by proxy at a duly called shareholders' meeting (which requires a quorum of a majority of the total shares of Common Stock outstanding), could amend, alter, or repeal Sections 4.16 and 4.13 of the by-laws. The proposal would require a Super Majority Vote to amend, alter or repeal either of these two by-law provisions. The LBCL provides that directors may be removed from office by the shareholders by a vote of a majority of the total voting power at any special meeting called for such purpose. The LBCL further provides that vacancies on the Board of Directors may be filled by a majority vote of the remaining directors. The LBCL, however, allows Louisiana corporations to adopt provisions that provide otherwise, such as the Company's by-laws.


  Advantages

     Requiring a Super Majority Vote to remove any director or directors is consistent with, and supportive of, the purposes of adopting a staggered board since together the two provisions tend to moderate the pace at which the Company's Board of Directors could be changed. In addition, the removal provision will properly condition a director's continued service upon his or her ability to serve, rather than his or her position relative to a takeover bidder or a dominant shareholder. Permitting directors rather than shareholders to fill vacancies is a further deterrent to the strategy of removing existing directors and replacing them with persons chosen by a takeover bidder. It would also prevent those seeking majority representation on the Company's Board from attempting to obtain such representation through expanding the size of the Board and filling the new directorships with their nominees.

  Disadvantages

     The removal provision of the Company's by-laws would make it more difficult to remove any director, even if such removal is believed to be in the shareholders' best interests. And, since the directors have the power to retain and discharge management, the removal provision makes it more difficult to remove management. Accordingly, the provision could tend to perpetuate the Company's incumbent directors and management. Finally, the removal provision would render more difficult and may discourage an attempt to acquire control of the Company. The provision regarding filling vacancies eliminates the ability of shareholders to vote for new directors to fill vacancies on the Company's Board of Directors.

PART(C) -- SHAREHOLDER NOMINATIONS AND PROPOSALS

  General

     Subsection 4.9.2 of the Company's by-laws provides that shareholders may submit nominations for director only if (a) written notice thereof is delivered to the Company at least 60 days in advance of the Annual Meeting at which the nomination is to be considered (or if fewer than 70 days notice or prior public disclosure of the meeting date is given or made to shareholders, then not later than the tenth day following the day on which the notice of the date of the meeting was mailed or such public disclosure was made) and (b) certain specified information regarding the shareholder submitting the nomination and the nominee(s) is provided to the Company along with such notice. With respect to the shareholder, the submission must contain (a) the name and address, as they appear on the Company's books, of the shareholder; (b) the number of shares beneficially owned by the shareholder; (c) a description of all arrangements or understandings between the shareholder and any nominee(s) the shareholder proposes to nominate; (d) a representation by the shareholder that the shareholder will attend the meeting to move consideration of the nomination(s); and (e) a representation by the shareholder that the shareholder will remain a shareholder through the record date of the meeting. With respect to the nominee(s) for director, the shareholder shall provide all information that is required to be disclosed in solicitation of proxies for the election of directors, or as otherwise required, in each case pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended, including, but not limited to, the consent of each nominee to be named in the proxy statement as a nominee and to serve as a director if elected.

     Section 4.2 of the Company's by-laws provides that any proposals submitted by shareholders for consideration at an Annual or Special Meeting that are timely delivered to the Company and in proper written form can be considered at such meeting. To be timely delivered, the shareholder proposal must be received by the Company at least 60 days prior to the Annual or Special Meeting at which the proposal is to be considered (or if fewer than 70 days notice or prior public disclosure of the meeting date is given or made to shareholders, then not later than the tenth day following the day on which the notice of the date of the meeting was mailed or such public disclosure was made). To be in proper written form, the shareholder must provide a brief description of the proposal, the reason(s) for submitting the proposal, the name and address of the shareholder, the number of shares beneficially owned by the shareholder, any material interest of the shareholder in the proposal, and representations that the shareholder will attend the meeting to move consideration of the proposal at the meeting and that the shareholder will remain a shareholder of record through the record date of the meeting.

     Further, Section 2.3 of the by-laws designates the Chairman, or in his absence, the Vice Chairman, or in his absence, the Chief Executive Officer as the officer to preside over all meetings of the shareholders. In addition, it provides that no business shall be conducted at any shareholders' meeting except in accordance with the procedures set forth in the by-laws, including shareholder proposals and nominations. Finally, Section 2.3 authorizes the presiding officer, if the facts warrant, to determine and declare to the meeting that business or nominations were not properly brought before the meeting in accordance with the by-laws and that any such business or nominations shall not be transacted or submitted for consideration at the meeting.

     The proposal would require a Super Majority Vote to amend, alter or repeal Sections 2.3 and 4.2 and Subsection 4.9.2 of the by-laws. Under the present Articles and the LBCL, the shareholders, by majority vote of the shares present in person or by proxy at a duly called shareholders' meeting (which requires a quorum of a majority of the total shares of Common Stock outstanding), could amend, alter or repeal any of these three by-law provisions.

  Advantages

     Advance notice of nominations of directors by shareholders will afford a meaningful opportunity for the Board of Directors to consider and investigate the qualifications of the proposed nominees and, to the extent necessary or desirable, will provide the Board of Directors with an opportunity to inform shareholders about the qualifications of the nominees and to submit its position regarding their election. This will better enable shareholders to determine whether they desire to attend the meeting or grant a proxy to the Company's Board of Directors or, if solicited, to the nominating shareholder regarding the election of directors. It will also provide the Company's Board of Directors with additional time to respond to nominations that are a part of coercive takeover tactics and to consider appropriate alternatives to enhance the Company's ability to negotiate with the potential acquiror. Accordingly, adoption of the proposal as it relates to shareholder nominations may have the effect of delaying, discouraging or making more difficult certain tender offers, attempted business combinations, proxy contests or an assumption of control of the Company.

     Section 4.2 of the by-laws provides a more orderly procedure for conducting meetings of shareholders by avoiding unannounced surprise proposals at the meetings. It would also provide the Company's Board of Directors with a meaningful advance opportunity to consider the merits of a shareholder proposal, as well as the opportunity to advise shareholders in advance regarding the proposal, its merits and the voting recommendation of the Company's Board of Directors. This would enable the shareholders to determine whether they desire to attend the meeting or grant a proxy to the Board of Directors or, if solicited, to the proponent regarding the proposal. Adoption of the proposal also would provide the Company's Board of Directors with sufficient time to consider appropriate alternatives to the proposal or to take proper actions to thwart a takeover related proposal that they do not believe is in the best interests of shareholders.


  Disadvantages


     The advance notice requirement for nominations may delay or deter contests for a change of control of the Company through its Board of Directors even though a large percentage of shareholders might believe such a change would be beneficial to the shareholders. Moreover, it could disadvantage shareholders who desire to nominate directors in an effort to gain a minority voice on the Company's Board of Directors or to change the direction of the Company, but do not have the resources or desire to seize control of the Company or to undertake an election contest against the nominees of the Company's Board of Directors.

     Section 4.2 of the by-laws makes it more difficult for shareholders to cause changes in the management or operation of the Company or to effect transactions that are opposed by the Company's incumbent Board of Directors. Furthermore, it could cause worthwhile shareholder proposals to be eliminated from consideration simply because the need or idea for the proposal did not arise within the requisite time period. In addition, it could have the effect of discouraging a third party from making an offer or otherwise attempting to obtain control of the Company even though such action may be viewed as beneficial by the Company's shareholders.

PART (D) -- RIGHT TO CALL SPECIAL SHAREHOLDERS' MEETING

  General

     Section 2.2 of the Company's by-laws provides that, except as provided in the Company's Articles of Incorporation (which the Board of Directors is proposing to amend, as described below, to limit the right of shareholders to call a special shareholders' meeting), a special meeting of the shareholders may only be called by the Chairman of the Board, the Chief Executive Officer or by resolution of the Board of Directors adopted by a vote of no less than 66 2/3% of the entire Board. The proposal would require a Super Majority Vote to change
Section 2.2 of the by-laws. Under the present Articles and the LBCL, the shareholders by majority vote of the shares present in person or by proxy at a duly called shareholders' meeting (which requires a quorum of a majority of the total shares of Common Stock outstanding), could amend, alter or repeal Section
2.2 of the by-laws. See also "Proposal 3 -- Part (b) -- Shareholder Right to Call a Special Meeting" regarding the right of shareholders to call a special meeting if the proposed amendment to the Articles of Incorporation is not adopted. As set forth pursuant to Part (b) of Proposal 3 below, the Board of Directors approved and is recommending to the shareholders an amendment to the Articles of Incorporation of the Company limiting the right of shareholders to call a special shareholders' meeting by requiring a written request signed by the holders of no less than 66 2/3% of the total voting power of the Company to call such a meeting.

  Advantages/Disadvantages

     For information concerning the advantages and disadvantages of Section 2.2 of the by-laws, and the proposed amendment to the Articles of Incorporation to require a Super Majority Vote to amend, alter or repeal Section 2.2, see "Proposal 3 -- Part(b) -- Shareholder Right to Call a Special Meeting".

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE SUPER MAJORITY VOTE AMENDMENT TO THE ARTICLES OF INCORPORATION DESCRIBED IN PROPOSAL 2.

               PROPOSAL 3 -- AMENDMENTS TO THE COMPANY'S ARTICLES
                 OF INCORPORATION REGARDING SHAREHOLDER ACTION
             BY WRITTEN CONSENT, SHAREHOLDER RIGHT TO CALL SPECIAL
                  MEETINGS AND DIRECTOR'S RIGHT TO GIVE PROXY

     Proposal 3 has three parts: Part (a) -- Shareholder Action by Written Consent; Part (b) -- Shareholders' Right to Call Special Meetings; and Part
(c) -- Director's Right to Give Proxy. Shareholders may vote for, against or abstain from voting with respect to each of the three parts of Proposal 3, and need not vote or abstain consistently with respect to such parts. This Proposal 3 will become effective only if approved by the shareholders of the Company.

PART (A) -- SHAREHOLDER ACTION BY WRITTEN CONSENT

  General


     The Board of Directors has approved and is recommending to the shareholders an amendment to Article XII of the Company's Articles of Incorporation eliminating the right of shareholders to take action by written consent. Presently, Article XII provides that any corporate action requiring or permitting a shareholder vote may be taken by the written consent of shareholders having not less than a majority of the shares entitled to vote upon the action if a meeting were held. The LBCL permits shareholder action by written consent of all shareholders having voting power on the issue, but allows the Articles of Incorporation to provide that a written consent of shareholders may be signed by a lesser specified percentage. The proposal would eliminate shareholder action by written consent by amending Article XII to provide the shareholder action may be taken only at an Annual or Special Meeting of Shareholders. Further, the proposed amendment would require a Super Majority Vote to amend, alter or repeal Article XII.


  Advantages

     Eliminating shareholder action by written consent would, to the extent that the provisions of the Company's Rights Plan are inapplicable or invalid, force consideration of a shareholder proposal at a duly called shareholders' meeting, which would require that advance notice regarding the proposal, together with written proxy materials analyzing the pros and cons of the proposal, be sent to all shareholders from whom proxies are to be solicited. This would increase the amount and level of debate over the proposal and would allow all shareholders to be heard. It would also provide the Company's Board of Directors with an opportunity to convey to shareholders its views regarding the proposal, as well as to take any other actions regarding the proposal that it believes are in the best interests of the Company, its shareholders and corporate constituencies.

  Disadvantages

     Elimination of the right of shareholders to act by written consent forces shareholders of the Company who have the requisite power to act to go through the unnecessary time and expense of calling and holding a meeting of shareholders to take action that the shareholders propose to take. Moreover, the combination of this proposal and the proposal to limit the right of shareholders to call a special meeting of shareholders would mean that shareholders generally will be able to vote on the direction of the Company only once a year at the Annual Meeting of Shareholders.

PART (B) -- SHAREHOLDER RIGHT TO CALL SPECIAL MEETING

  General

     The Board of Directors has approved and is recommending an amendment to
Article XII of the Company's Articles of Incorporation to provide that shareholders may call a special shareholders' meeting, but only by a written request signed by the holders of no less than 66 2/3% of the total voting power of the Company. The proposed amendment would also require a Super Majority Vote to amend, alter or repeal Article XII. Presently, the Articles of Incorporation contain no provision regarding the shareholders' right to call meetings and
Section 2.2 of the Company's by-laws merely provides that special shareholders' meetings may be called by the Chairman of the Board, the Chief Executive Officer or by resolution adopted by 66 2/3% of the entire board. However, the LBCL provides, that unless the Articles or by-laws provide otherwise, shareholders holding 20% of the voting power may call a special meeting. Thus, if the shareholders do not approve the proposed amendment, shareholders of the Company holding 20% or more of the Company's Common Stock could call a special shareholders' meeting.

  Advantages

     Requiring 66 2/3% of the total voting power of the Company's shareholders to call a Special Meeting would make it more difficult for a dissident group of shareholders or a takeover bidder to force consideration of a shareholder proposal at a Special Meeting rather than at the next Annual Meeting of Shareholders. Special Meetings of Shareholders require considerable management time and expense and can become very disruptive to the normal operations of the Company.

  Disadvantages

     Requiring such a large percentage of the total voting power of the Company to call a special shareholders' meeting will mean that, unless the larger percentage is obtained, shareholders will generally be able to vote to change the direction of the Company only once a year at the annual meeting of shareholders, even if a substantial percentage of shareholders believe such an earlier change would be beneficial to the shareholders. Accordingly, the proposed amendment would tend to perpetuate the control of the Company's incumbent directors and management.

PART (C) -- DIRECTOR'S RIGHT TO GIVE PROXY

  General

     The Board of Directors has approved and is recommending to the shareholders an amendment to the Company's Articles of Incorporation to delete Section 3 of
Article V, which presently provides that any director absent from any meeting of the Board of Directors or any committee thereof may be represented by another director or a shareholder who may cast the absent director's vote by proxy. The LBCL provides for the right of a director to give a proxy to another director or to a shareholder, but also provides that, in the absence of any such provision in the articles, no director shall have a right to vote by proxy.

  Advantages


     Eliminating the right of a director to vote by proxy prevents the possibility that a takeover bidder or dissident shareholder could, through the use of coercive threats or economic incentives, convince a group of directors not to attend a scheduled meeting of the Company's Board of Directors and, instead, give their proxies to the takeover bidder or dissident shareholder to vote at such meeting. Although such directors could, if so inclined, act directly without resort to proxies, the Company believes that directors are less likely to be bribed or coerced if they are required to personally attend a meeting.

  Disadvantages

     The principal disadvantage of the proposed amendment is that it would eliminate the ability of a director to vote on matters to be voted upon at a meeting at which such director cannot, due to legitimate reasons, be present in person or by conference telephone, and thus could disenfranchise a director in such instances.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENTS TO THE COMPANY'S ARTICLES OF INCORPORATION DESCRIBED IN PROPOSAL 3.

                         PROPOSAL 4 -- AMENDMENT TO THE
                      COMPANY'S 1993 STOCK INCENTIVE PLAN

     The Board of Directors is recommending for approval by the shareholders an amendment to the United Companies Financial Corporation 1993 Stock Incentive Plan (the "1993 Plan") that allows the award of restricted stock to participants thereunder. The discussion herein of the proposal is qualified in its entirety by the complete text of the proposed amendment to the 1993 Plan, which is attached hereto as Exhibit "C".

     The 1993 Plan was approved by the shareholders on April 28, 1994, and automatically terminates on July 22, 2003, ten years following the date of adoption by the Board of Directors. The persons eligible to participate in the 1993 Plan are those officers, key employees of and consultants to the Company and its subsidiaries as may be designated from time to time by the Compensation Committee of the Board of Directors (the "Committee"), which acts as administrator for the 1993 Plan.

     Presently, the 1993 Plan allows the award to participants of options to purchase shares of the Company's Common Stock. The options may be either options intended to qualify as incentive stock options ("ISO's") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and those not intended by the Committee to be ISO's. The aggregate number of shares of Common Stock subject to award under the 1993 Plan is 660,000 shares, approximately 4.8% of the outstanding shares of Common Stock as of March 31, 1995. The maximum number of shares reserved for issuance under the 1993 Plan is subject to adjustment in the event of a stock dividend, split or combination or to reflect a merger, capitalization or other change in the capital structure of or by the Company. Currently outstanding under the 1993 Plan are options to purchase an aggregate of 288,308 shares of Common Stock at an average exercise price of $15.91 per share. The Board of Directors may suspend or discontinue the 1993 Plan or revise or amend it in any respect whatsoever, with the exception of certain circumstances where the 1993 Plan provisions require shareholder approval.

     Generally, the proposed amendment would grant the Committee the authority to award shares of restricted stock to participants under the 1993 Plan presently within the class of persons eligible to receive stock options. The shares of such restricted stock shall be awarded from the shares of Common Stock previously reserved for issuance under the 1993 Plan. The maximum number of shares that may be awarded under the 1993 Plan to any individual participant in any calendar year is 30,000 shares.

     The shares of restricted stock awarded shall be subject to a restriction period (the "Restriction Period") established by the Committee, in its discretion, but in no event shall the Restriction Period be for a period less than six months. The Committee, in its discretion, may also award shares of restricted stock that are contingent upon the attainment by the Company of certain performance levels during the Restriction Period. However, the proposed amendment provides that any performance conditions attached to the award by the Committee must be tied to the Company's return on equity. The Committee has the discretion to establish the minimum return on equity that must be met at the end of a certain period for that condition of the award to be fulfilled, except that in no event may the performance level set by the Committee be less than a 10% return on equity. Before any performance condition is considered as fulfilled, the Committee must certify that the specified return on equity has been met by the Company.

     During the Restriction Period, the shares may not be sold, assigned, transferred, pledged or otherwise disposed of. During the Restriction Period, the certificates representing the shares, which shall be registered in the name of the participant, shall be deposited with the Company until such time as the shares vest. Notwithstanding the Restriction Period, but still subject to any performance-based conditions applicable to the award, the shares shall immediately vest upon the death, disability or retirement (on or after his or her normal retirement date) of the participant. Participants receiving shares of restricted stock shall be entitled to dividend and voting rights even though the shares have not vested. Shares of restricted stock shall be entirely forfeited by the participant if, (i) during the Restriction Period, the participant breaches any terms or conditions set forth in the 1993 Plan or the participant resigns from the Company (before his or her normal retirement date and other than in the case of disability) or is terminated by the Company; or (ii) any performance-based conditions imposed upon the award have not been met.

     Since the date upon which the Committee approved the amendment of the 1993 Plan to allow awards of restricted stock, effective February 23, 1995, the following awards of restricted stock have been made to the persons and groups described in the table below, subject to the approval of the amendment to the 1993 Plan by the shareholders at the 1995 Annual Meeting of Shareholders. If the amendment to the 1993 Plan is not approved by the shareholders at the 1995 Annual Meeting, all of the awards included in the table below will be forfeited.

                   NEW PLAN BENEFITS PURSUANT TO THE PROPOSED
                   AMENDMENT TO THE 1993 STOCK INCENTIVE PLAN

                                                                          NUMBER OF SHARES OF
                                    NAME                                   RESTRICTED STOCK
    --------------------------------------------------------------------  -------------------
    J. Terrell Brown....................................................         9,500
    W. Roger Clark......................................................         5,000
    John D. Dienes......................................................         6,500
    Dale E. Redman......................................................         6,500
    Robert B. Thomas, Jr................................................         5,000
    Non-Executive Officers and Employees Group..........................           -0-

Each of the foregoing awards will vest in 50% increments on February 23, 1996, and February 23, 1997, respectively, subject to the condition that the Company's return on equity for each of the years ended December 31, 1995, and December 31, 1996, is at least 10%.

     The proposed amendment to the 1993 Plan is being submitted for shareholder approval based upon the application of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "1934 Act") to transactions in the Company's Common Stock by its directors and certain officers (the "insiders"). Section 16(b) provides that any profit resulting from a purchase and sale or sale and purchase of the Company's Common Stock by an insider within a period of less than six months must be remitted to the Company. Unless an exception from Section 16(b) is available, an acquisition of shares of restricted stock under the amended 1993 Plan may subject an insider to Section 16(b) liability. Acquisition of shares of restricted stock under the proposed amendment to the 1993 Plan will be exempt from Section 16(b) liability if the requirements of Rule 16b-3 under the 1934 Act are met. One of the requirements of Rule 16b-3 is that any material amendment (such as the proposed amendment) be approved by the Company's shareholders. Unless the proposed amendment is approved by the shareholders, an insider receiving shares of restricted stock under the 1993 Plan may be subjected, in certain circumstances, to Section 16(b) liability.


     The Company believes that the proposed amendment is desirable because it allows the Company the ability to award an additional form of equity-based compensation to executives and key employees, and that, if the Committee so determines, is tied to the Company's performance. The Company also believes that awards of restricted stock as well as stock options will facilitate the alignment of the interests of management with the long-term interests of the Company and its shareholders.


     Approval of the amendment of the 1993 Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the 1995 Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE 1993 STOCK INCENTIVE PLAN.

                    PROPOSAL 5 -- AMENDMENT TO THE COMPANY'S
                           MANAGEMENT INCENTIVE PLAN

     The Board of Directors is recommending an amendment to the United Companies Financial Corporation Management Incentive Plan (the "Management Incentive Plan" or for the purposes of this section, the "Plan") for approval by the shareholders that will allow a participant in the Plan to elect to receive all or part of the bonus, otherwise payable thereunder in cash, in shares of the Company's Common Stock. The following discussion of the proposed amendment is qualified in its entirety by the complete text of the proposed amendment attached hereto as Exhibit "D".

     The Management Incentive Plan presently provides for the award to executives and certain key employees of the Company of cash compensation in addition to base salary for achievement by the Company of financial objectives based on return on equity during the year. The Compensation Committee of the Board of Directors (the "Committee") administers the Management Incentive Plan and has the authority to interpret the terms and provisions of the Plan, to designate key employees who shall be eligible to participate in the Plan and to determine a threshold level of Company performance to be achieved in order for a fund to be established (the "bonus pool") and for any awards to be paid. The Board of Directors may amend the Management Incentive Plan as it deems advisable except in certain circumstances where the shareholders must approve an amendment. The Management Incentive Plan requires a minimum return on equity of 10% for the establishment of the bonus pool available for awards thereunder. The allocation of the bonus pool at or above the threshold return on equity will be determined by the Committee; however, awards may not exceed and funding is capped at 10% of after tax net income. Plan participants are assigned to one of five eligibility levels based on such participants' contribution to and impact on the success of the overall organization. 102 individuals received awards under the Management Incentive Plan in 1994. Prior to the payment of any award under the Plan, the Committee must certify in writing that the performance goals and all applicable conditions have been met.

     The proposed amendment to the Management Incentive Plan would provide each participant with the right to elect to receive all or part of the award otherwise payable in cash, to shares of Common Stock. Any such election must be made in writing and delivered to the Committee no later than six months and one day prior to December 31st of the plan year for which the participant chooses to make the election. Once the election is submitted by the participant, it may not be revoked or changed. If a participant so elects to receive Common Stock in lieu of cash, the number of shares of Common Stock to be issued shall equal the amount designated by the participant to be delivered in Common Stock, expressed as a percentage of the total award (which amount shall be calculated by multiplying the percentage provided by the participant by the total amount of the cash award) divided by the fair market value (determined in accordance with the provisions of the Plan), of a share of the Company's Common Stock on December 31st of the plan year for which the election is made.

     Further, under the proposed amendment, if an executive officer of the Company elects to receive all or part of their award in shares of Common Stock, the Committee has the discretion to place certain restrictions and conditions upon the Common Stock, including restriction periods and performance-based conditions. However, the proposed amendment further provides that any performance-based conditions imposed upon the vesting of such shares shall be based upon the Company's return on equity, and that the minimum return on equity that may be established by the Committee as a condition shall be no less than 10% for any annual period. Finally, if applicable, the Committee must certify that any such performance-based conditions have been met.

     Pursuant to the proposed amendment, the Board of Directors has reserved 300,000 shares of the Company's authorized but unissued shares of Common Stock for issuance under the Management Incentive Plan. If the shareholders approve the proposed amendment, the Company intends to prepare and file a Registration Statement on Form S-8 with the SEC, to register the shares reserved for issuance under the Plan.

     The Committee has not received any elections pursuant to the Management Incentive Plan and if it does, the elections will not be effective unless the shareholders approve the proposed amendment at the 1995 Annual Meeting of Shareholders. The table below reflects the cash awards made to the persons and groups described therein pursuant to the Management Incentive Plan for the plan year ended December 31, 1994.

                          1994 PLAN BENEFITS UNDER THE
                    COMPANY'S MANAGEMENT INCENTIVE PLAN (1)

                                      NAME                                       AMOUNT
    -------------------------------------------------------------------------  ----------
    J. Terrell Brown.........................................................  $  297,205
    W. Roger Clark...........................................................     136,094
    John D. Dienes...........................................................     200,138
    Dale E. Redman...........................................................     189,131
    Robert B. Thomas, Jr.....................................................     168,116
    Non-executive Officer & Employee Group...................................   1,568,024

- ---------------
(1) On December 31, 1994, the fair market value (as determined in accordance with the terms of the Management Incentive Plan, as amended) of a share of the Common Stock of the Company was $27.125.


     The purpose of submitting the proposed amendment to the Management Incentive Plan for shareholder approval is to avoid the operation of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), if certain officers (the "insiders") of the Company elect to receive Common Stock in lieu of cash under the Plan. Section 16(b) provides that any profit resulting from a purchase and sale or a sale and purchase by an insider during a period of less than six months must be remitted to the Company. Unless an exemption from
Section 16(b) is available, the receipt by an insider of Common Stock under the Management Incentive Plan may result in liability under Section 16(b). Acquisition of shares of Common Stock under the Management Incentive Plan will be exempt from Section 16(b) liability if the requirements of Rule 16b-3 under the 1934 Act are met. One of the requirements of Rule 16b-3 is that the Plan and any material amendments thereto be approved by the shareholders. Unless the proposed amendment to the Management Incentive Plan is approved by the shareholders, an insider receiving shares of Common Stock under the Plan is exposed to potential Section 16(b) liability.



     An election by a participant to receive all or part of his or her bonus in shares of Common Stock instead of cash allows the participant to avoid the payment of brokerage fees that would otherwise be incurred in an open market purchase of such shares. Additionally, the shares of Common Stock will be received by the participant as of December 31st of the plan year for which the election was made, rather than at a later date when cash bonuses are actually paid.


     The Company believes that the proposed amendment is desirable because it allows participants to increase their equity interest in the Company by electing to receive Common Stock rather than cash under the Plan. Equity ownership in the Company by its employees should facilitate the alignment of the interests of such persons with the long-term interests of the Company and its shareholders. Further, the amendment is advantageous to the Company to the extent it positively affects the Company's liquidity.

     Approval of the amendment to the Management Incentive Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE MANAGEMENT INCENTIVE PLAN.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and certain officers and persons who own more than ten percent of the Company's Common Stock to file with the SEC reports of ownership and changes in ownership of the Common Stock. Directors, certain officers and greater than ten percent beneficial owners are required by applicable regulations to furnish the Company with all Section 16(a) forms they file.

     Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Form 5 reports were required to be filed, the Company believes that, during the 1994 fiscal year, all filing requirements applicable to its directors and certain officers were complied with except the late filing in September, 1994, by Robert
B. Thomas, Jr., of a Form 4 report with respect to his acquisition in May, 1994, of 500 shares of Common Stock.

                                AUDITOR SERVICES


     The Company's consolidated financial statements for the year ended December 31, 1994 were audited by the firm of Deloitte & Touche LLP. Such firm has been selected as the Company's auditors until replaced by the Board of Directors and is not being submitted for approval or ratification by the shareholders. A representative of such firm will be present at the 1995 Annual Meeting of Shareholders to respond to any appropriate questions and will have the opportunity to make a statement, if he so desires.


                             SHAREHOLDER PROPOSALS

     Any shareholder's proposal to be considered by the Company for inclusion in the 1996 Annual Meeting of Shareholders proxy material must be submitted in accordance with applicable regulations of the Securities and Exchange Commission and received by the Company at its principal executive offices no later than January 1, 1996.


     In order for a shareholder to bring any business or nominations before the 1995 Annual Meeting of Shareholders, certain conditions set forth in Section 2.8 and Subsection 4.9.2 of the by-laws of the Company, as amended by the Board of Directors on January 31, 1995, must be complied with, including, but not limited to, the delivery of a notice to the Secretary of the Company not less than 60 days in advance of the 1995 Annual Meeting, or if fewer than 70 days notice or prior disclosure of the date of the 1995 Annual Meeting is given or made to the shareholders, not later than the tenth day following the day on which the notice of the date of the 1995 Annual Meeting was mailed or such prior disclosure was made. The requirements as to the form and content of such advance notice are set forth in Section 2.8 and Subsection 4.9.2 of the Company's by-laws, the full text of which is provided as part of Exhibit "B" attached to this proxy statement. See also "Proposal 2 -- Part (c) -- Shareholder Nominations and Proposals."

                                 OTHER MATTERS

     The Board of Directors knows of no other matters which may be properly, or are likely to be, brought before the meeting. However, if any proper matters are brought before the meeting, the persons named in the enclosed Proxy will vote thereon as the Board of Directors recommends.

                                            BY ORDER OF THE BOARD OF
                                              DIRECTORS

                                            SHERRY E. ANDERSON,
                                            Secretary

Baton Rouge, Louisiana
May 1, 1995

                                                                       EXHIBIT A

                  PROPOSED AMENDMENTS TO THE UNITED COMPANIES
                FINANCIAL CORPORATION ARTICLES OF INCORPORATION

     For the purpose of (i) eliminating the right of a director, absent from any meeting of the Board of Directors or any committee thereof, to be represented thereat by another director or by a shareholder; (ii) requiring the affirmative vote of the holders of no less than 80% of the total voting power of all shares of United Companies Financial Corporation (the "Corporation") to amend, alter, change, waive or repeal, directly or indirectly, or to adopt any provision inconsistent with, certain provisions of the Corporation's by-laws, as amended by the Board of Directors on, and effective as of, January 31, 1995; (iii) eliminating the right of shareholders to act by written consent, and requiring a written request signed by the holders of no less than 66 2/3% of the total voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, to call a special meeting of shareholders; and (iv) requiring the affirmative vote of the holders of no less than 80% of the total voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, to amend, alter, change, waive or repeal, directly or indirectly, or to adopt any provision inconsistent with, any provisions of the Articles of Incorporation that are being amended, the Corporation's Articles of Incorporation are hereby amended as follows:

     1. Existing Section 3 of Article V is hereby deleted in its entirety.

     2. Existing Section 4 of Article V is hereby redesignated as Section 3 of
        Article V and such Section is hereby amended to read in its entirety as follows:

                                   "ARTICLE V

                                     * * *

        Section 3. The by-laws of the Corporation may be made, altered, amended, changed, waived or repealed, and new by-laws may be adopted, by the Board of Directors at any regular or special meeting by the affirmative vote of a majority of those directors present at any meeting of the directors; subject, however, to the right of the shareholders to alter, amend, change, waive or repeal any by-laws made or amended by the directors. The by-laws may contain any provision relating to the business of the Corporation, the conduct of its affairs, its rights or powers, or the rights or powers of its shareholders, directors or officers, not inconsistent with law or these Articles of Incorporation, as heretofore or hereafter amended. Notwithstanding the foregoing, Sections 2.2, 2.3, 2.8, 4.1, 4.13 and 4.16 and Subsection 4.9.2 of the Corporation's by-laws, as amended by the Board of Directors on and effective as of January 31, 1995, may not be amended, altered, changed, waived or repealed, directly or indirectly, nor may any provision inconsistent with such Sections be adopted, except by the affirmative vote of the holders of no less than 80% of the total voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class. Further, any other provisions of these Articles of Incorporation or the by-laws notwithstanding (and in addition to any other vote that may be required by law, these Articles of Incorporation or the by-laws), there shall be required to amend, alter, change, waive or repeal, directly or indirectly, or to adopt any provision inconsistent with, this Section 3 of
     Article V the affirmative vote of the holders of no less than 80% of the total voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class."

     3.   Article XII is hereby amended to read in its entirety as follows:

                                  "ARTICLE XII

          No action shall be taken by the shareholders of the Corporation except at an annual or special meeting of shareholders of the Corporation. A special meeting of the shareholders of the Corporation may be called by the shareholders, but only by a written request therefor, stating the purpose or purposes thereof, delivered to the secretary of the Corporation and signed by the holders of no less than 66 2/3% of the total voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class. Notwithstanding any other provision of these Articles of Incorporation or the by-laws (and in addition to any other vote that may be required by law, these Articles of Incorporation or the by-laws), there shall be required to amend, alter, change, waive or repeal, directly or indirectly, or to adopt any provision inconsistent with, this Article XII the affirmative vote of the holders of no less than 80% of the total voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class."

                                                                       EXHIBIT B

                 PROVISIONS OF THE BY-LAWS OF UNITED COMPANIES
          FINANCIAL CORPORATION SUBJECT TO THE PROPOSED SUPER MAJORITY
                VOTE AMENDMENT TO THE ARTICLES OF INCORPORATION

     2.2 Special Meeting of Shareholders. Except as provided in the Articles, a special meeting of the shareholders may be called for any purpose or purposes at any time by the chairman of the board or the chief executive officer of the Corporation, or by resolution of the board of directors duly adopted by a vote of no less than sixty-six and two-thirds percent (66 2/3%) of the entire board of directors. (As amended January 31, 1995, to be effective as of January 31,
1995)

     2.3 Presiding Officer. The chairman of the board or in his absence one of the vice-chairmen, and in their absence the chief executive officer of the Corporation shall preside at all meetings of the shareholders. Notwithstanding anything in these by-laws to the contrary, no business shall be conducted at any meeting of the shareholders except in accordance with the procedures set forth in these by-laws, including but not limited to the procedures for the submission of shareholder proposals and shareholder nominations of directors pursuant to
Section 2.8 and Subsection 4.9.2, respectively. The presiding officer of any meeting of the shareholders shall, if the facts warrant, determine and declare to the meeting that business or nominations were not properly brought before the meeting in accordance with these by-laws, including but not limited to Section
2.8 and Subsection 4.9.2, respectively, and if he should so determine, he shall so declare to the meeting and any such business or nominations not properly brought before the meeting shall not be transacted and shall not be submitted for consideration at the meeting. (As amended January 31, 1995, to be effective as of January 31, 1995)

     2.8 Shareholder Proposals. Any proposal by a shareholder submitted for consideration at any annual or special meeting of the shareholders of the Corporation must be timely delivered in the proper written form to the secretary of the Corporation. To be timely, a shareholder's proposal shall be delivered to or mailed and received at the Corporation's principal offices at least sixty
(60) days prior to the annual or special meeting at which the proposal is to be considered (or, if fewer than seventy (70) days notice or prior public disclosure of the meeting date is given or made to the shareholders, not later than the tenth day following the day on which the notice of the date of the meeting was mailed or such public disclosure was made). To be in proper written form, such shareholder proposal shall set forth in writing (i) the name and address, as they appear on the Corporation's books, of the shareholder submitting the proposal, (ii) the number of shares beneficially owned by the shareholder, (iii) a brief description of the proposal, (iv) the reason(s) for submitting the proposal, (v) any material interest of the shareholder in the proposal, (vi) a representation by the shareholder that the shareholder will attend the meeting to move consideration of the proposal, and (vii) a representation by the shareholder that the shareholder will remain a shareholder of record through the record date of the meeting. (As amended January 31, 1995, to be effective as of January 31, 1995)

     4.1 Number of Directors, Election and Term. Except as otherwise provided pursuant to the provisions of Article III of the Articles relating to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation to elect additional directors under specified circumstances, the number of directors shall be fixed exclusively from time to time by resolution duly adopted by a vote of no less than sixty-six and two-thirds percent (66 2/3%) of the entire board of directors. At the 1995 Annual Meeting of Shareholders, the directors shall be divided into three (3) classes, as nearly equal in number as possible, as determined by the board of directors, with the term of office of the first class to expire at the 1996 Annual Meeting of Shareholders, the term of office of the second class to expire at the 1997 Annual Meeting of Shareholders, and the term of office of the third class to expire at the 1998 Annual Meeting of Shareholders, with the members of each class to hold office until their successors are elected and qualified. At each annual meeting of the shareholders following the 1995 Annual Meeting of Shareholders, the successors of the class of directors whose term expires at such annual meeting of the shareholders shall be elected to hold office for a term expiring at the annual meeting of the shareholders held in the third year following the year of their election, with each director in each such class to hold office until his or her successor is elected and qualified. (As amended January 31, 1995, to be effective as of January 31, 1995)

     4.9.2 By shareholders. Any nomination by a shareholder for election to the board of directors at any annual meeting of the shareholders of the Corporation must be timely delivered in the proper written form to the secretary of the Corporation. To be timely, a shareholder's nomination shall be delivered to or mailed and received at the Corporation's principal offices at least sixty (60) days prior to the annual meeting at which the nomination is to be considered (or, if fewer than seventy (70) days notice or prior public disclosure of the meeting date is given or made to the shareholders, not later than the tenth day following the day on which the notice of the date of the meeting was mailed or such public disclosure was made). To be in proper written form, the shareholder's nomination(s) shall set forth in writing (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitation of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including but not limited to such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected; and (b) as to the shareholder proposing the nomination(s),
(i) the name and address, as they appear on the Corporation's books, of the shareholder, (ii) the number of shares beneficially owned by the shareholder,
(iii) a description of all arrangements or understandings between the shareholder and each person whom the shareholder proposes to nominate and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder, (iv) a representation by the shareholder that the shareholder will attend the meeting to move consideration of the nomination(s), and (v) a representation by the shareholder that the shareholder will remain a shareholder of record through the record date of the meeting. (As amended January 31, 1995, to be effective as of January 31, 1995)

     4.13 Vacancies. Newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the board of directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled exclusively by a vote of no less than sixty-six and two-thirds percent (66 2/3%) of the remaining directors, even though the remaining directors may not constitute a quorum, at any regular or special board of directors meeting. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created and the vacancy occurred and until such director's successor is elected and qualified. (As amended January 31, 1995, to be effective as of January 31, 1995)

     4.16 Removal. Except as otherwise provided pursuant to the provisions of
Article III of the Articles relating to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation to elect additional directors under specified circumstances, any director may be removed from office at any time, with or without cause, only by the affirmative vote of the holders of no less than eighty percent (80%) of the total voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class. (As amended January 31, 1995, to be effective as of January 31, 1995)

                                                                       EXHIBIT C

              PROPOSED AMENDMENT TO THE UNITED COMPANIES FINANCIAL
                     CORPORATION 1993 STOCK INCENTIVE PLAN

     In order to provide an additional type of award that may be made pursuant to United Companies Financial Corporation's 1993 Stock Incentive Plan (the "1993"), the Plan is hereby amended as follows:

     1. The last sentence of Section 1.01 is hereby amended to read in its entirety as follows:

        "To this end the Company may from time to time (i) grant options under the Plan to purchase shares of Common Stock of the Company, par value $2.00; and (ii) make awards of shares of restricted stock, on the terms and conditions hereafter established."

     2. Section 1.02 is hereby amended to read in its entirety as follows:

        "1.02 ADMINISTRATION

             The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board of Directors") or such other committee appointed by the Board of Directors from time to time. The Committee shall consist of not less than 3 members of the Board of Directors each of whom shall be a "disinterested person" as defined in Rule 16b-3 (or any successor provision) promulgated by the Securities and Exchange Commission. Actions approved by a majority of the members of the Committee shall be the valid acts of the Committee. No director while a member of the Committee shall be eligible to receive an award under the Plan. The Committee shall have full authority to act in selecting the persons eligible to participate in the Plan, in determining the amount and terms of the awards made to each, subject to the limitations in Articles II, III and IV and the terms and conditions of the awards, in interpreting the Plan, in adopting, amending and rescinding rules and regulations relating to the Plan, and in making all other determinations and taking all other action necessary or advisable for the implementation and administration of the Plan.

             The interpretation and construction by the Committee of any provisions of the Plan or of any award made under it, and all actions taken by the Committee, shall be final, binding and conclusive on the Company, its shareholders, the Subsidiaries, all recipients of awards hereunder, their respective legal representatives, successors and assigns and upon all other person claiming under or through any of them. Members of the Board of Directors, the Committee and officers and employees of the Company who may take actions relating to the Plan shall not be liable for any action or determination made in good faith upon the advice of counsel with respect to the Plan or any award made under it, and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties."

     3. Section 1.04 is hereby amended to read in its entirety as follows:

        "1.04 TYPES OF AWARDS UNDER THE PLAN

             Awards under the Plan may be in the form of any one or more of the following: (i) Stock Options as described in Article II, (ii) Incentive Stock Options, as described in Article III, or (iii) Restricted Stock, as described in Article IV."

     4. Section 1.05 is hereby amended to read in its entirety as follows:

        "1.05 AGGREGATE SHARES OF COMMON STOCK

             The stock subject to the awards hereunder shall be shares of the Company's authorized but unissued or reacquired $2 par value common stock, hereafter sometimes called the "Common Stock". The aggregate number of shares of Common Stock which may be issued as awards pursuant to the Plan shall not exceed 660,000 (after giving effect to the 100% Common Stock dividend paid on October 18, 1993 and the 10% Common Stock dividend paid on January 10, 1995). The limitations established by the preceding sentence shall be subject to adjustment as provided in Section 5.01 of the Plan. Any shares of Common Stock subject to an award made under the Plan which for any reason is terminated, forfeited, unexercised, or expires shall again be available for issuance under the Plan."

     5. New Article IV is added to read in its entirety as follows:

                        "ARTICLE IV -- RESTRICTED STOCK

        4.01 AWARD OF RESTRICTED STOCK

             The Committee may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, award to any participant in the Plan shares of Common Stock ("Restricted Stock"). Shares of Restricted Stock awarded under the Plan shall be subject to such restriction period (the "Restriction Period") as the Committee in its discretion may determine. Notwithstanding the forgoing, in no event shall the Restriction Period be less than six months.

        4.02 RESTRICTED STOCK AGREEMENTS

             The award of Restricted Stock shall be evidenced by a written restricted stock agreement, executed by the Company and the holder of the Restricted Stock, stating the number of shares of Restricted Stock subject to the award, the applicable Restriction Period, and in such form, and with such other terms and conditions not inconsistent with the provisions of the Plan, as the Committee may from time to time determine in its discretion.

        4.03 PERFORMANCE-BASED AWARDS

             The Committee may, in its discretion, make any award of Restricted Stock under the Plan subject to certain performance-based conditions. However, any performance-based conditions that may be imposed by the Committee shall be based upon the Company's attainment of a minimum return on equity during the Restriction Period. In no event, however, may the Committee establish as a minimum return on equity of the Company of less than 10% for any year of the Company. For the purpose of this
        Section 4.03, 'return on equity' shall mean the return on equity of the Company for the specified period, computed on a consolidated basis in accordance with generally accepted accounting principles. Before any performance-based condition will be considered as fulfilled, the Committee must certify that such condition has been met by the Company. Subject to adjustment pursuant to Section 5.01 of the Plan, the maximum number of shares of Restricted Stock that may be awarded to any individual participant during a calendar year shall be 30,000 shares.

        4.04 RESTRICTIONS AND FORFEITURES

        (a) During the Restriction Period, and unless and until any performance-based conditions upon the award of Restricted Stock have been met, the shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily.

        (b) Participants receiving awards of Restricted Stock shall be entitled to dividend and voting rights for the shares, even though they are not vested, provided that such rights shall terminate immediately as to any forfeited shares of Restricted Stock.

        (c) The shares of Restricted Stock shall be evidenced by a stock certificate registered only in the name of the participant, which stock certificate shall be held by the Company until the Restricted Stock has fully vested.

        (d) Notwithstanding the Restriction Period, but still subject to any performance-based conditions that may be imposed upon the award, the occurrence of any of the following events shall cause the immediate vesting of the shares of Restricted Stock:

           (i)   the death of the participant;

           (ii) the retirement of the participant on or after the participant's normal retirement date;

           (iii) the disability of the participant. For the purposes of this Subsection, the term "disability" shall be defined as such term is defined in Subsection 2.06(c) of the Plan.

        (e) Shares of Restricted Stock shall be entirely forfeited by the participant in the event that (i) during the Restriction Period, the participant breaches any terms or conditions of the Plan or the participant resigns from or is terminated by the Company; or (ii) any performance-based conditions imposed upon an award are not met.

        4.05 LEGEND ON CERTIFICATES

             Each certificate evidencing shares of Restricted Stock awarded pursuant to the Plan shall be evidenced by a certificate bearing the following (or a similar) legend:

           'The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the United Companies Financial Corporation 1993 Stock Incentive Plan and a Restricted Stock Agreement entered into between the owner and United Companies Financial Corporation. Copies of such Plan and Agreement are on file in the office of the Secretary of United Companies Financial Corporation, 4041 Essen Lane, Baton Rouge, Louisiana, 70809.'

     6. Present Article IV of the Plan is redesignated as Article V, and each Section thereunder shall be renumbered accordingly.

     7. Section 5.01, as renumbered, is hereby amended to read in its entirety as follows:

        "5.01 RECAPITALIZATION

             Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each Stock Option or Incentive Stock Option (collectively for purposes of this Article V, an "Option"), the exercise price per share thereof for each such Option, and the number of shares of Common Stock awarded as Restricted Stock under Article IV hereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

             In the event of a merger, consolidation, combination, exchange of shares, separation, reorganization, or liquidation of the Company, each outstanding Option or share of Restricted Stock shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the Option or award as Restricted Stock would have been entitled.

             In the event of a change in the Common Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan.

             To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to this Plan shall not be adjusted in a manner that causes the Incentive Stock Option to fail to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

             Any award made pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassification, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets."

     8. Sections 5.05 and 5.06, as renumbered, are hereby amended to delete the words "Option" and "Options" used therein and to substitute therefor the words "award" or "awards", respectively.

     9. Section 5.10, as renumbered, is hereby amended to read in its entirety as follows:

        "5.10 GOVERNMENT REGULATIONS

             The Plan, the granting and exercise of Options and the award of Restricted Stock thereunder, and the obligations of the Company to sell and deliver shares under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding anything contained herein to the contrary, Options shall be granted and exercised and Restricted Stock shall be awarded in such a manner as to conform to the provisions of Rule 16b-3, or any replacement rule, adopted pursuant to the provisions of the Securities Exchange Act of 1934 as the same now exists or may, from time to time, be amended."

    10. The full text of the Plan is amended to change all references to "Section 4.01" therein to "Section 5.01".

                                                                       EXHIBIT D

                   PROPOSED AMENDMENT OF THE UNITED COMPANIES
                FINANCIAL CORPORATION MANAGEMENT INCENTIVE PLAN

     In order to provide participants in the United Companies Financial Corporation Management Incentive Plan (the "Incentive Plan") with the right to elect to receive all or part of the cash bonus otherwise payable thereunder in shares of the Common Stock, par value $2.00 in United Companies Financial Corporation, the Incentive Plan is hereby amended as follows:

     1. Subsection 3.5 is hereby amended to read in its entirety as follows:

        "3.5 'Committee' shall mean the Compensation Committee of the Board of Directors of the Company comprised of at least two members who are not employees of the Company and who are not otherwise eligible to receive an Award under the Plan."

     2. Subsection 7.2 is hereby amended to read in its entirety as follows:

        "7.2 Eligibility Level Allocation. The allocation of the Bonus Pool by level of participation and the maximum Award per Participant shall be established by the Committee prior to January 1 of the Plan Year. The Committee shall determine prior to the beginning of each Plan Year the portion of the Bonus Pool to be allocated to each eligibility level."

     3. Section 8 is hereby amended to read in its entirety as follows:

        "SECTION 8. PAYMENT OF AWARDS

             Subject to the Participant's right to elect to receive shares of the Company's Common Stock, par value of $2.00 per share (the 'Common Stock') pursuant to Section 9 below, all Awards under the Plan shall be payable in cash and shall be paid within 120 days of the end of the Plan Year for which the Award is made. All Award payments under the Plan shall be subject to such federal and state withholding taxes required by law at the time of payment."

     4. New Section 9 is added to read in its entirety as follows:

        "SECTION 9: PARTICIPANTS' RIGHT TO RECEIVE COMMON STOCK

        9.1 Election Rights

             Each Participant selected to participate in the Plan in accordance with Section 5.1 may elect to reduce all or part of the Award that would otherwise be payable under the Plan in cash pursuant to Section 8, to shares of Common Stock. Any such election shall be in writing and must be delivered to the Committee no later than six months and one day prior to December 31st of the Plan Year. Once the election is submitted, it may not be revoked or changed.

             If a Participant so elects to receive shares of Common Stock in lieu of cash under an Award, there shall be issued to such Participant a number of shares of Common Stock equal to the percentage of the Award designated by the Participant to be awarded in shares of Common Stock (which amount will be calculated by multiplying the percentage elected by the Participant by the total Award divided by the Fair Market Value (as defined in Section 9.2 below) of a share of the Company's Common Stock on December 31st of the Plan Year).

        9.2 Fair Market Value

             The term 'Fair Market Value' means the fair market value of a share of Common Stock determined in good faith by the Committee in the following manner:

             a. If the shares of Common Stock are then listed on any national or regional stock exchange or traded in the over-the-counter market and prices are quoted in the NASDAQ National Stock Market, the Fair Market Value shall be the last quoted sales price of a share of the

                  Common Stock on the date in question, or if there are not reported sales on such date, on the last preceding date on which sales were reported;

             b. If the shares of Common Stock are not so listed or quoted, then the Fair Market Value shall be the mean between the bid and ask price quoted by a market maker or other recognized specialist in the Common Stock at the close of the date in question; or

             c. In the absence of either of the forgoing, the Fair Market Value shall be determined by the Committee in its absolute discretion after giving consideration to the book value, the revenues, the earnings history and the prospects of the Company in light of market conditions generally.

             The Fair Market Value determined in such manner shall be final, binding and conclusive on all parties.

        9.3  Common Stock Subject to Plan

             The shares of Common Stock that may be issued hereunder shall be from the authorized but unissued shares of Common Stock of the Company. Subject to the provisions of the next succeeding paragraph of this
        Section 9.3, the aggregate number of shares of Common Stock reserved and available for issuance hereunder shall not exceed 300,000 shares.

             In the event that the number of outstanding shares of Common Stock are changed into or exchanged for a different kind or number of shares of stock or securities of the Company as the result of any stock dividend, stock split, combination of shares, exchange of shares, merger consolidation, reorganization, recapitalization or other change in the capital structure of the Company, then the number of shares subject to the Plan shall be equitably adjusted by the Committee."

        9.4  Special Provisions for Executive Officer Participants

             If any executive officer of the Company elects to receive all or part of his or her award in shares of Common Stock, the Committee, in its discretion, may subject such shares of Common Stock to certain restrictions or conditions, including restriction periods or performance-based conditions. However, if the Committee chooses to impose a performance-based condition upon the vesting of such shares, the condition shall be linked to Company performance and based upon the Company's return on equity. However, the Committee shall not establish a return on equity requirement any less than 10% for any annual period. Finally, the Committee must certify, before the condition shall be considered as being fulfilled, that the performance-based condition has been met by the Company."

     5. Sections 9 and 10 are redesignated as Sections 10 and 11 respectively.

     6. Section 11 is redesignated as Section 12, Subsections 11.1 and 11.2 are redesignated as Subsections 12.2 and 12.3 respectively and new Subsection 12.1 is added to read in its entirety as follows:

        "SECTION 12: MISCELLANEOUS

        12.1 Amendment of the Plan

             The Board of Directors may amend the Plan from time to time in its sole discretion as it deems advisable. However, no amendment shall, without the approval of the shareholders of the Company, (i) materially modify the eligibility requirements for participation in the Plan; (ii) increase, decrease or otherwise alter the aggregate number of shares of Common Stock that may be issued under the Plan; (iii) materially increase the benefits accruing to Participants; (iv) remove the administration of the Plan from the Committee or render members of the Committee eligible to receive Awards under the Plan. In additional, the provisions of Section 9 of the Plan may not be amended more than once in any six month period except to comply with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, or the rules thereunder."

                     UNITED COMPANIES FINANCIAL CORPORATION

                THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF
                           OF THE BOARD OF DIRECTORS

                                     PROXY

         The undersigned hereby appoints J. TERRELL BROWN and DALE E. REDMAN, and each of them, with full power of substitution, the attorney and proxy of the undersigned to attend the Annual Meeting of Shareholders of UNITED COMPANIES FINANCIAL CORPORATION to be held at the United Companies Financial Corporation Executive Office Building, 4041 Essen Lane, Baton Rouge, Louisiana, at 9:00 a.m. on June 14, 1995, or any postponement or adjournment thereof, and to vote the stock of the undersigned with all powers the undersigned would possess if present upon the following matters and upon any other business that may properly come before the meeting or any postponement or adjournment thereof.

         This proxy when properly executed will be voted as specified herein. If no specification is made, it is the intention of the proxies to vote FOR proposals 1,2,3,4 and 5.

INSTRUCTIONS: This proxy, signed and dated, must be returned for your shares to be represented at the Annual Meeting. To vote, please mark the appropriate box for each proposal in blue or black ink, date and sign this proxy exactly as your name appear(s) hereon. If stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title. The shares represented by this proxy will be voted as specified by the shareholder(s). If no choice is specified, the proxy will be voted FOR proposals (1), (2), (3),
(4) and (5). PLEASE return promptly in the enclosed postage paid envelope.


                                SEE REVERSE SIDE

[ ] To vote for all items AS RECOMMENDED BY THE BOARD OF DIRECTORS, mark this box, sign, date and return this proxy. (NO ADDITIONAL VOTE IS NECESSARY - JUST SIGN, DATE AND RETURN)

                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                         FOR PROPOSALS 1,2,3,4 AND 5.

(1)      Election of eleven directors to three classes of the Board of
         Directors:

                 FOR                                WITHHOLD
           all nomiees list-                        AUTHORITY
           ed below except                         to vote for
             as otherwise                          all nominees
              indicated                            listed below
                 [ ]                                  [ ]

INSTRUCTION: If you wish to withhold authority selectively to vote for any individual nominee, strike a line through the nominee's name below.

The Nominees are:

James J. Bailey, III, General Robert H. Barrow (Retired), J. Terrell Brown, Richard A. Campbell, Harris J. Chustz Jr., John D. Dienes, Roy G. Kadair, M.D., Robert D. Kilpatrick, O. Miles Pollard, Jr., Dale E. Redman, William H. Wright, Jr.

(2) Approval of an 80% vote to amend the following by-laws of United Companies Financial Corporation as described in the Proxy Statement dated May 1, 1995:

                                                       FOR    AGAINST   ABSTAIN
 (a)     Staggered Board and Number of Directors       [ ]      [ ]       [ ]

 (b)     Removal of Directors and Filling Vacancies    [ ]      [ ]       [ ]

 (c)     Shareholder Nominations and Proposals         [ ]      [ ]       [ ]

 (d)     Right to Call Special Shareholders Meeting    [ ]      [ ]       [ ]


(3) Approval of the following amendments to the Articles of Incorporation of United Companies Financial Corporation:

                                                       FOR    AGAINST   ABSTAIN
 (a)     Eliminate Shareholder Action by               [ ]      [ ]       [ ]
         Written Consent

 (b)     Limit Shareholder Right to Call               [ ]      [ ]       [ ]
         Special Meetings

 (c)     Eliminate Director's Right to Give Proxy      [ ]      [ ]       [ ]


(4)      Approval of an Amendment to the Company's     [ ]      [ ]       [ ]
         1993 Stock Incentive Plan to Permit
         Restricted Stock Awards.

(5)      Approval of an Amendment to the Company's     [ ]      [ ]       [ ]
         Management Incentive Plan to Permit Bonuses
         Payable in Common Stock:


SIGNATURE ______________________________________________________________________

SIGNATURE ______________________________________________________________________

TITLE __________________________________________________________________________

DATED ____________________________________________________________________, 1995

NOTE: Please sign this proxy as name(s) appear above and return it promptly in the envelope provided, whether or not you plan to attend the meeting.